UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05603

Name of Fund:  BlackRock Strategic Global Bond Fund, Inc.

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Strategic Global Bond Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2019

Date of reporting period: 12/31/2019

Item 1 – Report to Stockholders

DECEMBER 31, 2019

2019 Annual Report

BlackRock Strategic Global Bond Fund, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2019	BlackRock Strategic Global Bond Fund, Inc.

Investment Objective

BlackRock Strategic Global Bond Fund, Inc.’s (the “Fund”) investment objective is to seek high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund outperformed its primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index. For the same period, the Fund outperformed its custom benchmark, comprised of 80% Bloomberg Barclays Global Aggregate ex EM Bond Index and 20% Bloomberg Barclays EM ex Korea Bond Index, except for the Fund’s Investor C and Investor C1 Shares, which underperformed. The following discussion of relative performance pertains to the Fund’s primary benchmark.

What factors influenced performance?

The Fund’s allocation to emerging market interest rates was the largest contributor to relative performance over the period as trade uncertainty dissipated toward the end of 2019 and central bank accommodation remained intact throughout the year. In addition, exposure to U.S. rates drove performance over the period as yields moved lower across the curve given an accommodative stance on the part of the Fed. Finally, the allocation to non-U.S. credit and U.S. investment grade credit contributed positively as credit spreads compressed over 2019.

The Fund’s exposure to emerging market currencies was the primary detractor from relative performance over the period. The Fund’s allocations to developed market currencies and interest rates outside of the United States also detracted from performance.

The Fund had a slightly elevated cash position during the period as part of efforts to manage duration and corresponding interest rate risk. The Fund’s cash position had no material impact on Fund performance for the period.

Describe recent portfolio activity.

During the first quarter of 2019, the investment adviser increased the Fund’s duration overweight while rotating U.S. duration exposure back in on the curve, on the view that front-end rates would remain range bound for the near term given the Fed’s dovish pivot entering the new year. The investment adviser became more cautious on the long end of the curve given expectations of curve steepening. The sell-off at the end of 2018 gave the Fund the opportunity to add across investment grade and select areas of high yield corporates given more attractive valuations. As rates continued to decline in the second quarter, the Fund added exposure further out on the curve. The Fund was generally underweight to duration in developed market countries outside of the United States, mainly across Europe and Japan. As global economic data continued to disappoint and trade disputes remained unresolved, developed market central bank rhetoric became increasingly dovish. As further monetary easing from the European Central Bank (“ECB”) appeared increasingly likely, the Fund added exposure to long interest rates in Germany, France and peripheral European countries.

During the third quarter, the investment adviser trimmed the U.S. duration overweight given the sharp decline in rates. This was offset by increasing duration in Japan and emerging market countries such as Mexico, Indonesia and Brazil. In addition, the Fund added exposure to European investment grade credit on the view that the asset class would benefit from further ECB accommodation. Across currencies, the Fund increased the magnitude of its U.S. dollar overweight throughout the third quarter alongside an underweight position to the euro and Japanese yen. Throughout the fourth quarter, the Fund trimmed the portfolio’s overall duration, primarily by reducing U.S. duration. The investment adviser trimmed the Fund’s allocation to U.S. investment grade credit given historically compressed spreads and less compelling valuations relative to other spread sectors such as agency mortgage-backed securities (“MBS”). In addition, the investment adviser modestly increased exposure to emerging market debt, primarily favoring local currency sovereign debt and hard currency corporate credit given easing monetary policy, improving growth expectations and subdued trade tensions.

Describe portfolio positioning at period end.

As of period end, the Fund held an underweight duration relative to the primary benchmark. The Fund held a significant overweight to agency MBS given attractive valuations relative to other spread sectors. The Fund also held modest allocations to commercial MBS securities and collateralized loan obligations. The Fund was meaningfully underweight in U.S. investment grade credit given historically compressed spreads.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Strategic Global Bond Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

The Fund mainly invests in bonds and other fixed income securities that periodically pay interest or dividends. The Fund’s total returns prior to September 1, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock World Income Fund, Inc.

(c)

An unmanaged index that is a measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Performance Summary for the Period Ended December 31, 2019

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge		w/sales charge
Institutional	2.61%	2.18%	1.28%	8.20%	N/A	2.89%	N/A	3.29%		N/A
Investor A	2.27	1.81	0.99	7.95	3.63%	2.64	1.80%	3.04		2.62%
Investor C	1.62	1.10	0.78	7.14	6.14	1.87	1.87	2.26		2.26
Investor C1	1.82	0.99	0.88	7.36	N/A	2.09	N/A	2.45		N/A
Class K	2.65	2.28	1.31	8.26	N/A	2.93	N/A	3.31		N/A
Bloomberg Barclays Global Aggregate Bond Index	—	—	1.20	6.84	N/A	2.31	N/A	2.48		N/A
Custom Benchmark(b)	—	—	1.56	7.64	N/A	2.52	N/A	—	(c)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	A customized performance benchmark comprised of 80% Bloomberg Barclays Global Aggregate ex EM Bond Index and 20% Bloomberg Barclays EM ex Korea Bond Index.
(c)	Returns not in effect during this period.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of December 31, 2019 (continued)	BlackRock Strategic Global Bond Fund, Inc.

Expense Example

	Actual				Hypothetical (c)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,012.80	$3.70	$2.69	$1,000.00	$1,021.53	$3.72	$1,022.53	$2.70
Investor A	1,000.00	1,009.90	4.91	3.94	1,000.00	1,020.32	4.94	1,021.27	3.97
Investor C	1,000.00	1,007.80	8.86	7.74	1,000.00	1,016.38	8.89	1,016.38	7.78
Investor C1	1,000.00	1,008.80	8.10	7.09	1,000.00	1,017.14	8.13	1,017.14	7.12
Class K	1,000.00	1,013.10	3.50	2.44	1,000.00	1,021.73	3.52	1,021.73	2.45

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio (0.63% for Institutional, 0.88% for Investor A, 1.63% for Investor C, 1.50% for Investor C1 and 0.58% for Class K), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio (0.53% for Institutional, 0.78% for Investor A, 1.53% for Investor C, 1.40% for Investor C1 and 0.48% for Class K), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Foreign Agency Obligations	30%
Corporate Bonds	27
U.S. Government Sponsored Agency Securities	24
U.S. Treasury Obligations	7
Asset-Backed Securities	3
Capital Trusts	2
Common Stocks	2
Non-Agency Mortgage-Backed Securities	2
Investment Companies	2
Other(b)	1

(a)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Includes a less than 1% holding in each of the following investment types: Municipal Bonds, Warrants and Preferred Stocks.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments (a)
United States	52%
Mexico	5
Italy	4
China	4
France	4
United Kingdom	3
Russia	3
Indonesia	3
Netherlands	2
Japan	2
Brazil	2
Canada	2
Germany	2
Belgium	1
Switzerland	1
India	1
Austria	1
Spain	1
Egypt	1
Argentina	1
Other(c)	5

(c)	Includes holdings within countries and geographic regions that are less than 1% of long-term investments. Please refer to the Schedule of Investments for such countries.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of November 13, 2015 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. These shares are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain employer-sponsored retirement plans. These shares automatically convert to Investor A Shares after approximately ten years. On November 14-15, 2019, the Board of Directors of the Fund approved the conversion of all issued and outstanding Investor C1 Shares into Investor A Shares, which will be effective on or about the close of business on February 24, 2020.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on page 5 assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s contractual waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES	7

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments December 31, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares		Value

Common Stocks — 2.5%

Canada — 0.0%
Largo Resources Ltd.(a)		10,127	$7,721

France — 0.1%
BNP Paribas SA		1,000	59,438
Credit Agricole SA		4,000	58,206
TOTAL SA		500	27,745

			145,389

Germany — 0.0%
Bayerische Motoren Werke AG		500	40,953

Hong Kong — 0.0%
WH Group Ltd.(b)		52,000	53,767

Italy — 0.0%
Enel SpA		209	1,660
Snam SpA		8,390	44,113
UniCredit SpA		664	9,706

			55,479

Netherlands — 0.1%
ABN AMRO Group NV CVA(b)		3,000	54,679
ING Groep NV		8,300	99,786
Royal Dutch Shell PLC, Class A		1,000	29,485

			183,950

Spain — 0.0%
Telefonica SA		5,454	38,140

United States — 2.3%
Advanced Micro Devices, Inc.(a)		748	34,303
Amgen, Inc.		173	41,705
Analog Devices, Inc.		204	24,243
Applied Materials, Inc.		549	33,511
Bank of America Corp.		7,500	264,150
Broadcom, Inc.		80	25,282
Cisco Systems, Inc.		399	19,136
Citigroup, Inc.		4,200	335,538
Corning, Inc.		912	26,548
Delta Air Lines, Inc.		2,996	175,206
Industrial Select Sector SPDR Fund		4,357	354,965
Invesco QQQ Trust, Series 1		18,700	3,975,807
Johnson & Johnson		226	32,967
JPMorgan Chase & Co.		1,500	209,100
Lam Research Corp.		124	36,258
Microchip Technology, Inc.		417	43,668
NVIDIA Corp.		139	32,707
PulteGroup, Inc.		1,579	61,265
Simply Good Foods Co.(a)		2,957	84,393
Tesla, Inc.(a)		320	133,866
Texas Instruments, Inc.		521	66,839
VanEck Vectors Gold Miners ETF		3,001	87,869
VanEck Vectors Semiconductor ETF		796	112,562
Verizon Communications, Inc.		4,000	245,600
Xilinx, Inc.		1,598	156,236

			6,613,724

Total Common Stocks — 2.5% (Cost — $6,670,212)			7,139,123

	Par (000)

Asset-Backed Securities — 3.6%
Allegro CLO VI Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.13%), 3.13%, 01/17/31(b)(c)	USD	400	396,724

Security	Par (000)		Value

Asset-Backed Securities (continued)
AMMC CLO XII Ltd., Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.20%), 3.10%, 11/10/30(b)(c)	USD	500	$496,838
Anchorage Capital CLO Ltd.(b)(c):
Series 2014-3RA, Class A, (3 mo. LIBOR US + 1.05%), 2.99%, 01/28/31		400	396,735
Series 2014-4RA, Class A, (3 mo. LIBOR US + 1.05%), 2.99%, 01/28/31		400	397,543
Apidos CLO XII, Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.08%), 3.08%, 04/15/31(b)(c)		500	496,680
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3 mo. LIBOR US + 1.17%), 3.17%, 10/15/30(b)(c)		400	400,521
ArrowMark Colorado Holdings, Series 2017-8A, Class A1, (3 mo. LIBOR US + 1.16%), 3.10%, 10/25/30(b)(c)		400	397,772
Battalion CLO XI Ltd., Series 2017-11A, Class E, (3 mo. LIBOR US + 5.98%), 7.92%, 10/24/29(b)(c)		400	379,927
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3 mo. LIBOR US + 1.10%), 3.07%, 01/20/31(b)(c)		500	499,278
CBAM Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.25%), 3.22%, 07/20/30(b)(c)		400	400,460
CIFC Funding Ltd., Series 2018-1A, Class A, (3 mo. LIBOR US + 1.00%), 3.00%, 04/18/31(b)(c)		400	395,167
Dryden CLO Ltd., Series 2017-53A, Class A, (3 mo. LIBOR US + 1.12%), 3.12%, 01/15/31(b)(c)		600	597,473
LCM Ltd., Series 26A, Class A1, (3 mo. LIBOR US + 1.07%), 3.04%, 01/20/31(b)(c)		600	598,089
Neuberger Berman Loan Advisers CLO Ltd., Series 2017-26A, Class A, (3 mo. LIBOR US + 1.17%), 3.17%, 10/18/30(b)(c)		550	549,666
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 6.22%), 8.13%, 11/14/29(b)(c)		600	576,736
Rockford Tower CLO Ltd.(b)(c):
Series 2017-1A, Class E, (3 mo. LIBOR US + 5.40%), 7.40%, 04/15/29		400	370,614
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.19%), 3.16%, 10/20/30		400	399,429
RR Ltd., Series 2018-3A, Class A1R2, (3 mo. LIBOR US + 1.09%), 3.09%, 01/15/30(b)(c)		400	396,820
Shackleton CLO Ltd., Series 2013-3A, Class AR, (3 mo. LIBOR US + 1.12%), 3.12%, 07/15/30(b)(c)		400	396,158
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.25%), 3.25%, 01/15/30(b)(c)		400	399,241
Tiaa CLO III Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.15%), 3.15%, 01/16/31(b)(c)		400	397,458
Voya CLO Ltd., Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.13%), 3.13%, 10/15/30(b)(c)		400	398,959
York CLO Ltd., Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.15%), 3.10%, 01/22/31(b)(c)		600	598,675

Total Asset-Backed Securities — 3.6% (Cost — $10,402,138)			10,336,963

Corporate Bonds — 29.9%

Argentina — 0.3%
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(b)		518	320,674
MSU Energy SA/UGEN SA/UENSA SA, 6.88%, 02/01/25		153	92,259
Stoneway Capital Corp.:
10.00%, 03/01/27(b)		546	345,089
10.00%, 03/01/27		266	167,790
YPF SA, 7.00%, 12/15/47		66	52,058

			977,870

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Australia — 0.0%
Macquarie Group Ltd., (3 mo. LIBOR US + 1.75%), 5.03%, 01/15/30(b)(d)	EUR	10	$11,404
Telstra Corp. Ltd., 3.50%, 09/21/22		100	123,003

			134,407

Austria — 0.1%
BAWAG Group AG, (5 year EUR Swap + 2.30%), 2.38%, 03/26/29(d)		200	233,098
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG, 0.38%, 09/03/27		200	212,461

			445,559

Belgium — 0.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.:
4.70%, 02/01/36	USD	261	302,435
4.90%, 02/01/46		60	71,167
Anheuser-Busch InBev Worldwide, Inc., 5.45%, 01/23/39		12	15,101
KBC Group NV:
(5 year EUR Swap + 4.69%), 4.75%(d)(e)	EUR	400	487,940
1.13%, 01/25/24		200	232,305

			1,108,948

Brazil — 1.7%
Banco Votorantim SA, 4.00%, 09/24/22(b)	USD	270	275,231
BRF GmbH, 4.35%, 09/29/26(b)		280	288,312
Gol Finance SA, 7.00%, 01/31/25(b)		158	162,740
Klabin Finance SA, 4.88%, 09/19/27(b)		258	267,836
Marfrig Holdings Europe BV, 8.00%, 06/08/23(b)		250	260,469
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/21(b)		84	83,864
Odebrecht Offshore Drilling Finance Ltd.(b):
6.72%, 12/01/22	BRL	122	119,953
(7.72% PIK), 7.72%, 12/01/26(f)		5	1,256
Odebrecht Oil & Gas Finance Ltd., 0.00%(b)(e)(g)		26	195
Oi SA, (8.00% Cash or 4.00% PIK), 10.00%, 07/27/25(f)	USD	326	293,604
Petrobras Global Finance BV:
8.75%, 05/23/26		344	441,868
7.38%, 01/17/27		376	457,968
6.00%, 01/27/28		151	171,951
5.09%, 01/15/30(b)		41	43,850
7.25%, 03/17/44		1,015	1,231,005
6.85%, 06/05/2115		403	461,435
Rumo Luxembourg Sarl, 5.88%, 01/18/25(b)		248	265,127

			4,826,664

Canada — 0.3%
Gran Tierra Energy, Inc., 7.75%, 05/23/27(b)		207	193,547
Methanex Corp., 5.25%, 12/15/29		20	20,668
Toronto-Dominion Bank, 0.38%, 04/25/24	EUR	205	231,855
TransCanada PipeLines Ltd.:
3.75%, 10/16/23	USD	2	2,108
4.88%, 01/15/26		136	152,272
4.25%, 05/15/28		60	66,648
4.63%, 03/01/34		5	5,703
5.85%, 03/15/36		3	3,710
6.20%, 10/15/37		35	45,672
6.10%, 06/01/40		8	10,592
Transcanada Trust, Series 16-A, (3 mo. LIBOR US + 4.64%), 5.88%, 08/15/76(d)		2	2,153

			734,928

Chile — 0.4%
Celulosa Arauco y Constitucion SA(b):
4.25%, 04/30/29		200	202,687
4.20%, 01/29/30		200	201,063
5.15%, 01/29/50		387	383,546

Security	Par (000)		Value

Chile (continued)
Kenbourne Invest SA, 6.88%, 11/26/24(b)	USD	362	$377,385

			1,164,681

China — 0.3%
Alibaba Group Holding Ltd., 3.40%, 12/06/27		259	270,013
Baidu, Inc., 4.38%, 05/14/24		200	213,207
Tencent Holdings Ltd., 3.60%, 01/19/28(b)		331	345,695

			828,915

Colombia — 0.2%
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(b)		285	289,186
Ecopetrol SA:
7.38%, 09/18/43		233	314,186
5.88%, 05/28/45		54	63,652

			667,024

Cyprus — 0.2%
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)		502	485,058

Denmark — 0.2%
Danske Bank A/S(b):
5.00%, 01/12/22		200	210,078
5.38%, 01/12/24		205	224,400
Orsted A/S, 2.13%, 05/17/27	GBP	200	274,116

			708,594

France — 2.3%
Banque Federative du Credit Mutuel SA, 0.13%, 02/05/24	EUR	300	335,701
BNP Paribas Cardif SA, 1.00%, 11/29/24		200	227,485
BNP Paribas SA:
0.75%, 11/11/22		480	550,089
1.50%, 05/25/28		100	121,594
1.63%, 07/02/31		100	114,243
BPCE SA(b):
3.00%, 05/22/22	USD	250	254,399
2.70%, 10/01/29		250	248,180
Credit Agricole Assurances SA (EURIBOR ICE Swap + 2.65%), 2.63%, 01/29/48(d)	EUR	200	235,605
Credit Agricole SA:
(5 year USD Swap + 4.32%), 6.88%(b)(d)(e)	USD	200	220,250
0.75%, 12/01/22	EUR	400	459,000
2.38%, 01/22/25(b)	USD	400	399,619
Credit Mutuel Arkea SA:
(EURIBOR ICE Swap + 1.45%), 1.88%, 10/25/29(d)	EUR	100	115,119
3.38%, 03/11/31		100	131,701
Dassault Systemes SE, 0.00%, 09/16/22		100	112,330
Electricite de France SA, 2.00%, 12/09/49		400	437,544
Engie SA:
(5 year EUR Swap + 3.17%), 3.25%(d)(e)		100	122,966
2.63%, 07/20/22		35	41,969
0.00%, 03/04/27		600	657,810
HSBC France SA, 0.25%, 05/17/24		100	112,558
LVMH Moet Hennessy Louis Vuitton SE, 0.13%, 02/28/23		100	112,813
Pernod Ricard SA:
0.00%, 10/24/23		200	223,979
0.50%, 10/24/27		100	112,246
Schneider Electric SE, 0.25%, 09/09/24		200	226,143
Societe Generale SA, 0.00%, 05/27/22		400	448,644
Total Capital International SA, 0.25%, 07/12/23		100	113,346
Veolia Environnement SA, 0.89%, 01/14/24		100	115,381
Vinci SA, 3.75%, 04/10/29(b)	USD	200	218,304

			6,469,018

Germany — 1.6%
Allianz Finance II BV, 3.50%, 02/14/22	EUR	100	120,841
BASF SE, 2.00%, 12/05/22		255	303,385

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Germany (continued)
Bayer US Finance II LLC, 3.38%, 07/15/24(b)	USD	28	$28,901
Commerzbank AG, 4.00%, 03/30/27	EUR	300	381,932
Daimler Finance North America LLC, 3.75%, 11/05/21(b)	USD	170	174,750
Deutsche Bahn Finance GMBH(d)(e):
(5 year EUR Swap + 1.26%), 0.95%	EUR	200	226,583
Series CB, (5 year EUR Swap + 1.89%), 1.60%		200	230,509
IKB Deutsche Industriebank AG, (5 year EUR Swap + 3.62%), 4.00%, 01/31/28(d)		200	222,729
LEG Immobilien AG, 0.88%, 11/28/27		100	112,170
Merck Financial Services GmbH, 0.00%, 12/15/23		200	223,364
Merck KgaA, (EURIBOR ICE Swap + 2.94%), 2.88%, 06/25/79(d)		200	240,353
Schaeffler AG, 1.88%, 03/26/24		10	11,720
Siemens Financieringsmaatschappij NV:
0.00%, 09/05/21		100	112,648
(3 mo. Euribor + 0.70%), 0.30%, 12/17/21(c)		300	339,942
0.13%, 09/05/29		50	54,228
1.25%, 02/28/31		200	239,584
Volkswagen Financial Services AG:
1.50%, 10/01/24		480	558,897
2.25%, 10/01/27		100	120,830
Volkswagen Financial Services NV, 1.63%, 11/30/22	GBP	200	264,525
Volkswagen Leasing GmbH, 1.00%, 02/16/23	EUR	100	114,295
ZF Europe Finance BV, 2.50%, 10/23/27		300	346,877

			4,429,063

India — 0.1%
Muthoot Finance Ltd., 6.13%, 10/31/22(b)	USD	339	352,277

Ireland — 0.1%
ESB Finance DAC, 1.13%, 06/11/30	EUR	105	122,464
Zurich Finance Ireland Designated Activity Co., 1.63%, 06/17/39		100	119,250

			241,714

Italy — 0.1%
Enel Finance International NV, 0.00%, 06/17/24		110	122,062
Intesa Sanpaolo SpA, 0.75%, 12/04/24		100	112,643

			234,705

Jamaica — 0.1%
Digicel Group Two Ltd., 8.25%, 09/30/22(b)	USD	405	94,321
Digicel Ltd., 6.00%, 04/15/21(b)		247	191,499

			285,820

Japan — 0.2%
Mitsubishi UFJ Financial Group, Inc., 3.54%, 07/26/21		50	51,177
Mizuho Financial Group, Inc., (3 mo. LIBOR US + 1.10%), 2.56%, 09/13/25(d)		335	335,097
Sumitomo Mitsui Financial Group, Inc.:
2.85%, 01/11/22		95	96,484
2.63%, 07/14/26		10	10,009
3.36%, 07/12/27		25	26,107
Takeda Pharmaceutical Co. Ltd., 3.00%, 11/21/30	EUR	120	160,012

			678,886

Mexico — 2.5%
BBVA Bancomer SA, (5 year CMT + 4.31%), 5.88%, 09/13/34(b)(d)	USD	302	317,100
Cemex SAB de CV, 3.72%, 03/15/20		72	72,208
Cydsa SAB de CV, 6.25%, 10/04/27(b)		255	262,411
Grupo Bimbo SAB de CV, 4.00%, 09/06/49(b)		263	246,316
Industrias Penoles SAB de CV, 4.15%, 09/12/29(b)		250	258,828
Minera Mexico SA de CV, 4.50%, 01/26/50(b)		373	379,061
Petroleos Mexicanos:
6.38%, 02/04/21(h)		762	791,051
(3 mo. LIBOR US + 3.65%), 5.54%, 03/11/22(c)		118	122,944

Security	Par (000)		Value

Mexico (continued)
1.88%, 04/21/22	EUR	100	$114,378
4.63%, 09/21/23	USD	200	209,000
4.50%, 01/23/26		146	145,109
6.88%, 08/04/26		620	680,760
6.49%, 01/23/27(b)		693	738,045
6.50%, 03/13/27		284	300,891
5.35%, 02/12/28(h)		755	747,450
6.84%, 01/23/30(b)		194	207,561
6.63%, 06/15/35		490	501,270
6.75%, 09/21/47		100	100,875
7.69%, 01/23/50(b)		725	794,390
Unifin Financiera SAB de CV, (5 year CMT + 6.31%), 8.88%(b)(d)(e)		255	234,122

			7,223,770

Netherlands — 0.9%
ABN AMRO Bank NV:
0.25%, 12/03/21	EUR	230	259,547
0.88%, 01/15/24		100	115,417
Cooperatieve Rabobank UA:
1.38%, 02/03/27		100	121,163
4.63%, 05/23/29	GBP	200	315,000
Enexis Holding NV, 0.75%, 07/02/31	EUR	100	113,665
ING Bank NV, (3 mo. Euribor + 0.40%), 0.02%, 04/08/22(c)		500	563,739
ING Groep NV, 3.95%, 03/29/27	USD	245	264,196
NXP BV/NXP Funding LLC(b):
4.63%, 06/01/23		206	220,235
4.88%, 03/01/24		22	23,995
NXP BV/NXP Funding LLC/NXP USA, Inc.(b):
3.88%, 06/18/26		11	11,669
4.30%, 06/18/29		25	27,035
Schlumberger Finance BV, 0.00%, 10/15/24	EUR	120	133,736
Shell International Finance BV:
3.25%, 05/11/25	USD	64	67,838
0.13%, 11/08/27	EUR	100	110,275
1.25%, 05/12/28		100	120,383
4.13%, 05/11/35	USD	20	23,402
3.63%, 08/21/42		4	4,279
TenneT Holding BV, 1.50%, 06/03/39	EUR	100	118,175

			2,613,749

Nigeria — 0.2%
IHS Netherlands Holdco BV(b):
7.13%, 03/18/25	USD	200	208,500
8.00%, 09/18/27		231	244,283

			452,783

Norway — 0.1%
Telenor ASA, 0.00%, 09/25/23	EUR	160	179,093

Peru — 0.2%
Banco Internacional del Peru SAA Interbank, 3.25%, 10/04/26(b)	USD	181	181,453
Inkia Energy Ltd., 5.88%, 11/09/27(b)		400	416,875

			598,328

Portugal — 0.1%
Transportes Aereos Portugueses SA, 5.63%, 12/02/24(b)	EUR	200	222,937

Russia — 0.2%
Evraz PLC, 5.25%, 04/02/24(b)	USD	237	256,923
Novolipetsk Steel Via Steel Funding DAC, 4.70%, 05/30/26(b)		256	279,040

			535,963

Saudi Arabia — 0.2%
SABIC Capital II BV, 4.00%, 10/10/23(b)		261	274,507

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Saudi Arabia (continued)
Saudi Telecom Co., 3.89%, 05/13/29(b)	USD	204	$217,770

			492,277

South Africa — 0.2%
Anglo American Capital PLC, 4.88%, 05/14/25(b)		200	219,775
Eskom Holdings SOC Ltd., 6.75%, 08/06/23(b)		299	304,232

			524,007

South Korea — 0.5%
Hyundai Capital America(b):
2.60%, 03/19/20(h)		1,000	1,000,625
3.10%, 04/05/22		305	309,098

			1,309,723

Spain — 0.3%
Banco de Sabadell SA:
0.88%, 07/22/25	EUR	100	112,964
5.63%, 05/06/26		100	134,353
Banco Santander SA, 3.31%, 06/27/29	USD	200	206,128
Bankia SA, (5 year EUR Swap + 3.62%), 3.75%, 02/15/29(d)	EUR	200	243,544
Iberdrola International BV, (5 year EUR Swap + 2.97%), 3.25%(d)(e)		200	246,213

			943,202

Sweden — 0.1%
Atlas Copco AB, 2.50%, 02/28/23		100	121,228
Volvo Treasury AB, (3 mo. Euribor + 0.65%), 0.26%, 09/13/21(c)		200	225,693

			346,921

Switzerland — 0.8%
Credit Suisse Group AG, (1 year EURIBOR ICE Swap Rate + 1.05%), 1.00%, 06/24/27(d)		100	114,567
Credit Suisse Group Funding Guernsey Ltd., 1.25%, 04/14/22		195	224,819
Glencore Finance Europe Ltd., 3.13%, 03/26/26	GBP	180	244,664
Roche Finance Europe BV:
0.50%, 02/27/23	EUR	125	142,818
0.88%, 02/25/25		120	140,306
Sika Capital BV, 0.88%, 04/29/27		100	115,490
UBS AG, (5 year EUR Swap + 3.40%), 4.75%, 02/12/26(d)		235	276,442
UBS Group AG(b):
2.95%, 09/24/20(h)	USD	500	503,497
(3 mo. LIBOR US + 0.95%), 2.86%, 08/15/23(d)		583	592,349

			2,354,952

Thailand — 0.2%
PTTEP Treasury Center Co. Ltd., 3.90%, 12/06/59(b)		502	496,980

Ukraine — 0.1%
MHP Lux SA, 6.25%, 09/19/29(b)		445	435,544

United Arab Emirates — 0.3%
MDGH - GMTN BV(b):
2.50%, 11/07/24		558	559,395
2.88%, 11/07/29		200	201,812

			761,207

United Kingdom — 1.1%
Anglo American Capital PLC, 3.50%, 03/28/22	EUR	125	150,946
Barclays PLC, 1.88%, 12/08/23		100	118,543
BAT Capital Corp.:
3.22%, 08/15/24	USD	64	65,464
3.22%, 09/06/26		65	65,498
3.56%, 08/15/27		130	132,733
4.54%, 08/15/47		70	70,401

Security	Par (000)		Value

United Kingdom (continued)
BAT International Finance PLC:
0.88%, 10/13/23	EUR	200	$228,459
7.25%, 03/12/24	GBP	90	145,000
BP Capital Markets PLC:
0.83%, 11/08/27	EUR	120	137,433
1.10%, 11/15/34		100	112,626
Coca-Cola European Partners PLC, 1.13%, 04/12/29		100	116,217
HSBC Holdings PLC, 5.10%, 04/05/21	USD	18	18,669
Imperial Brands Finance PLC, 2.13%, 02/12/27	EUR	150	175,737
Lloyds Banking Group PLC, Series ., (3 mo. LIBOR US + 0.81%), 2.91%, 11/07/23(d)	USD	200	203,015
RELX Capital, Inc.:
3.13%, 10/15/22		71	73,164
3.50%, 03/16/23		229	237,793
Reynolds American, Inc.:
4.45%, 06/12/25		44	47,383
5.70%, 08/15/35		12	13,952
5.85%, 08/15/45		65	74,600
Royal Bank of Scotland Group PLC, 2.50%, 03/22/23	EUR	100	119,825
Santander UK PLC, 5.00%, 11/07/23(b)	USD	200	215,053
Standard Chartered PLC, (3 mo. LIBOR US + 1.20%), 2.74%, 09/10/22(b)(d)		270	271,686
Vodafone Group PLC:
3.75%, 01/16/24		15	15,867
4.13%, 05/30/25		66	71,694
4.38%, 05/30/28		10	11,088
4.38%, 02/19/43		112	120,286
5.25%, 05/30/48		45	54,055
5.13%, 06/19/59		1	1,176

			3,068,363

United States — 13.3%
3M Co., 3.00%, 08/07/25		4	4,206
Abbott Ireland Financing DAC, 0.10%, 11/19/24	EUR	100	111,991
Abbott Laboratories:
2.95%, 03/15/25	USD	70	72,865
3.75%, 11/30/26		12	13,112
AbbVie, Inc.:
3.60%, 05/14/25		10	10,565
2.95%, 11/21/26(b)		16	16,291
4.50%, 05/14/35		40	45,114
Actavis Funding SCS, 3.85%, 06/15/24		8	8,404
Activision Blizzard, Inc.:
3.40%, 09/15/26		223	234,194
3.40%, 06/15/27		11	11,482
AEP Texas, Inc.:
3.85%, 10/01/25(b)		110	114,719
Series H, 3.45%, 01/15/50		53	53,051
AEP Transmission Co. LLC:
4.25%, 09/15/48		29	33,316
3.80%, 06/15/49		55	58,858
3.15%, 09/15/49		20	19,352
Agilent Technologies, Inc., 3.05%, 09/22/26		10	10,228
Alabama Power Co.:
6.00%, 03/01/39		5	6,902
3.75%, 03/01/45		102	108,133
3.45%, 10/01/49		25	25,650
Allergan Finance LLC, 4.63%, 10/01/42		4	4,188
Allergan Funding SCS:
3.80%, 03/15/25		18	18,916
4.55%, 03/15/35		125	136,652
Allergan Sales LLC, 5.00%, 12/15/21(b)		20	20,919
Altria Group, Inc.:
1.00%, 02/15/23	EUR	100	114,105

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
4.40%, 02/14/26	USD	12	$13,046
4.80%, 02/14/29		151	168,314
5.80%, 02/14/39		152	178,830
6.20%, 02/14/59		5	5,958
Ameren Illinois Co., 3.25%, 03/15/50		55	55,699
American Airlines Pass-Through Trust:
Series 2015-1, Class B, 3.70%, 05/01/23		6	6,021
Series 2015-2, Class AA, 3.60%, 09/22/27		11	11,442
Series 2015-2, Class B, 4.40%, 09/22/23		91	94,574
Series 2016-2, Class AA, 3.20%, 06/15/28		41	42,181
Series 2016-2, Class B, 4.38%, 06/15/24(b)		73	74,840
Series 2016-3, Class AA, 3.00%, 10/15/28		65	65,767
Series 2016-3, Class B, 3.75%, 10/15/25		148	149,852
Series 2017-1, Class AA, 3.65%, 02/15/29		36	37,865
Series 2017-1, Class B, 4.95%, 02/15/25		20	20,774
Series 2017-2, Class AA, 3.35%, 10/15/29		49	49,696
Series 2017-2, Class B, 3.70%, 10/15/25		8	8,576
Series 2019-1, Class AA, 3.15%, 02/15/32		85	87,399
Series 2019-1, Class B, 3.85%, 08/15/28		95	96,540
American Express Co.:
2.20%, 10/30/20		10	10,021
2.50%, 08/01/22		10	10,119
3.40%, 02/27/23		60	62,302
3.70%, 08/03/23		20	21,028
3.40%, 02/22/24		11	11,507
2.50%, 07/30/24		277	280,241
3.00%, 10/30/24		18	18,611
3.13%, 05/20/26		10	10,401
Analog Devices, Inc., 5.30%, 12/15/45		5	6,133
Anthem, Inc.:
3.50%, 08/15/24		14	14,679
3.65%, 12/01/27		7	7,413
Aon Corp., 4.50%, 12/15/28		75	84,498
Aon PLC:
4.60%, 06/14/44		143	165,762
4.75%, 05/15/45		14	16,512
Apple, Inc.:
1.00%, 11/10/22	EUR	100	115,795
3.85%, 05/04/43	USD	54	60,541
4.25%, 02/09/47		9	10,776
Aptiv PLC, 5.40%, 03/15/49		5	5,681
AT&T, Inc.:
2.45%, 06/30/20		120	120,408
0.00%, 11/27/22(b)(g)(h)		1,000	935,039
4.13%, 02/17/26		92	99,722
3.80%, 02/15/27		155	165,235
4.25%, 03/01/27		46	50,526
4.35%, 03/01/29		229	254,765
6.00%, 08/15/40		61	78,131
5.35%, 09/01/40		29	35,002
4.80%, 06/15/44		125	142,624
AXA Equitable Holdings, Inc., 3.90%, 04/20/23		31	32,488
Baltimore Gas & Electric Co.:
3.50%, 08/15/46		111	113,049
3.20%, 09/15/49		11	10,781
Bank of America Corp.:
2.63%, 10/19/20		118	118,676
5.88%, 01/05/21		50	51,949
(3 mo. LIBOR US + 0.63%), 2.33%, 10/01/21(d)		65	65,185
(3 mo. LIBOR US + 0.37%), 2.74%, 01/23/22(d)		65	65,473
(3 mo. LIBOR US + 0.63%), 3.50%, 05/17/22(d)		10	10,201
(3 mo. LIBOR US + 1.02%), 2.88%, 04/24/23(d)		15	15,252
(3 mo. LIBOR US + 0.93%), 2.82%, 07/21/23(d)		10	10,160

Security	Par (000)		Value

United States (continued)
(3 mo. LIBOR US + 0.79%), 3.00%, 12/20/23(d)	USD	10	$10,233
(3 mo. LIBOR US + 0.78%), 3.55%, 03/05/24(d)		115	119,353
2.38%, 06/19/24	EUR	100	122,869
4.20%, 08/26/24	USD	51	54,765
4.00%, 01/22/25		10	10,667
(3 mo. LIBOR US + 0.97%), 3.46%, 03/15/25(d)		393	410,404
3.88%, 08/01/25		10	10,746
(3 mo. LIBOR US + 0.81%), 3.37%, 01/23/26(d)		10	10,460
4.45%, 03/03/26		101	110,929
(3 mo. LIBOR US + 1.06%), 3.56%, 04/23/27(d)		116	122,618
(3 mo. LIBOR US + 1.58%), 3.82%, 01/20/28(d)		235	252,320
(3 mo. LIBOR US + 1.51%), 3.71%, 04/24/28(d)		216	230,959
(3 mo. LIBOR US + 1.37%), 3.59%, 07/21/28(d)		53	56,184
(3 mo. LIBOR US + 1.04%), 3.42%, 12/20/28(d)		25	26,254
(3 mo. LIBOR US + 1.07%), 3.97%, 03/05/29(d)		114	124,234
(3 mo. LIBOR US + 1.31%), 4.27%, 07/23/29(d)		12	13,338
(3 mo. LIBOR US + 1.21%), 3.97%, 02/07/30(d)		84	92,221
Becton Dickinson and Co., 1.40%, 05/24/23	EUR	100	116,013
Becton Dickinson Euro Finance Sarl:
0.17%, 06/04/21		230	258,624
0.63%, 06/04/23		200	226,593
Boston Properties LP, 2.90%, 03/15/30	USD	10	9,984
BP Capital Markets America, Inc.:
2.75%, 05/10/23		20	20,462
3.80%, 09/21/25		5	5,411
3.94%, 09/21/28		5	5,527
Bristol-Myers Squibb Co.(b):
3.95%, 10/15/20		10	10,163
3.25%, 08/15/22		30	31,000
3.55%, 08/15/22		30	31,179
3.88%, 08/15/25		250	270,256
3.20%, 06/15/26		20	21,012
4.13%, 06/15/39		10	11,542
Broadcom Corp./Broadcom Cayman Finance Ltd.:
3.00%, 01/15/22		7	7,104
2.65%, 01/15/23		59	59,336
3.88%, 01/15/27		230	238,914
Broadcom, Inc.(b):
3.13%, 04/15/21		195	197,367
3.13%, 10/15/22		16	16,301
4.25%, 04/15/26		15	15,933
Burlington Northern Santa Fe LLC, 4.55%, 09/01/44		19	22,659
Cameron Liquified Natural Gas LLC(b):
3.30%, 01/15/35		120	121,199
3.40%, 01/15/38		65	65,237
Capital One Financial Corp., 3.45%, 04/30/21		115	117,092
CenterPoint Energy Houston Electric LLC, 4.50%, 04/01/44		10	11,954
Charles Schwab Corp., 3.25%, 05/22/29		2	2,118
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 07/23/20		201	202,281
4.50%, 02/01/24		30	32,287
4.20%, 03/15/28		15	15,991
5.05%, 03/30/29		28	31,770
6.38%, 10/23/35		171	215,229
6.48%, 10/23/45		52	64,466
5.13%, 07/01/49		30	32,651
4.80%, 03/01/50		98	103,341
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		120	138,287
5.88%, 03/31/25		40	44,978
5.13%, 06/30/27		24	26,524
Cigna Corp., 3.25%, 04/15/25(b)		40	41,485

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Cimarex Energy Co.:
4.38%, 06/01/24	USD	31	$32,745
4.38%, 03/15/29		4	4,243
Citgo Holding, Inc., 9.25%, 08/01/24(b)		175	187,688
Citigroup, Inc., (3 mo. LIBOR US + 1.56%), 3.89%, 01/10/28(d)		5	5,389
Comcast Corp.:
4.15%, 10/15/28		30	33,790
2.65%, 02/01/30		41	41,176
4.25%, 01/15/33		83	96,204
3.20%, 07/15/36		35	35,833
4.60%, 10/15/38		30	35,768
4.65%, 07/15/42		42	50,501
4.60%, 08/15/45		10	12,023
3.40%, 07/15/46		21	21,314
4.95%, 10/15/58		10	13,032
Constellation Brands, Inc., (3 mo. LIBOR US + 0.70%), 2.61%, 11/15/21(c)		70	70,012
Consumers Energy Co.:
3.38%, 08/15/23		2	2,090
3.80%, 11/15/28		20	22,118
3.75%, 02/15/50		58	64,117
3.10%, 08/15/50		20	19,965
Continental Airlines Pass-Through Trust, Series 2012-1, Class B, 6.25%, 04/11/20		2	1,720
Continental Resources, Inc.:
5.00%, 09/15/22		52	52,373
4.50%, 04/15/23		10	10,448
Corning, Inc., 3.70%, 11/15/23		15	15,635
Cox Communications, Inc.(b):
3.25%, 12/15/22		40	41,148
3.15%, 08/15/24		84	86,380
3.35%, 09/15/26		40	41,285
4.80%, 02/01/35		4	4,431
4.70%, 12/15/42		3	3,253
4.50%, 06/30/43		25	26,042
Crown Castle International Corp.:
5.25%, 01/15/23		50	54,316
3.20%, 09/01/24		25	25,861
4.45%, 02/15/26		30	32,867
3.70%, 06/15/26		77	81,400
3.80%, 02/15/28		10	10,660
4.30%, 02/15/29		60	66,505
3.10%, 11/15/29		105	106,346
5.20%, 02/15/49		25	30,418
CSX Corp.:
3.80%, 03/01/28		20	21,827
3.35%, 09/15/49		9	8,877
CVS Health Corp.:
3.35%, 03/09/21		60	60,998
3.50%, 07/20/22		7	7,227
3.70%, 03/09/23		50	52,117
3.38%, 08/12/24		18	18,737
4.10%, 03/25/25		59	63,346
4.30%, 03/25/28		125	136,555
4.78%, 03/25/38		2	2,274
5.13%, 07/20/45		36	42,707
Dayton Power & Light Co., 3.95%, 06/15/49(b)		51	52,272
Dell International LLC/EMC Corp., 8.10%, 07/15/36(b)		40	52,598
Delta Air Lines, Inc., 3.40%, 04/19/21		529	536,329
DH Europe Finance II Sarl, 0.20%, 03/18/26	EUR	140	155,135
Diamondback Energy, Inc., 3.50%, 12/01/29	USD	160	162,816

Security	Par (000)		Value

United States (continued)
Discovery Communications LLC:
5.00%, 09/20/37	USD	25	$28,255
5.20%, 09/20/47		55	64,113
Dominion Energy Gas Holdings LLC, 4.80%, 11/01/43		40	45,741
Dow Chemical Co.:
9.00%, 04/01/21		80	86,957
3.63%, 05/15/26		155	163,119
4.38%, 11/15/42		81	86,521
DTE Electric Co., 3.95%, 03/01/49		59	67,531
Duke Energy Carolinas LLC:
3.95%, 11/15/28		6	6,665
2.45%, 08/15/29		10	9,933
3.88%, 03/15/46		60	66,605
3.95%, 03/15/48		9	10,105
3.20%, 08/15/49		10	9,967
Duke Energy Florida LLC:
3.80%, 07/15/28		2	2,191
2.50%, 12/01/29		143	142,621
6.40%, 06/15/38		26	37,518
3.40%, 10/01/46		57	58,082
Duke Energy Progress LLC:
3.00%, 09/15/21		25	25,459
3.25%, 08/15/25		5	5,253
4.10%, 05/15/42		120	135,830
4.10%, 03/15/43		5	5,602
4.20%, 08/15/45		3	3,417
3.70%, 10/15/46		20	21,415
3.60%, 09/15/47		2	2,098
DuPont de Nemours, Inc.:
4.49%, 11/15/25		175	192,743
5.42%, 11/15/48		65	80,202
Eli Lilly & Co., 1.70%, 11/01/49	EUR	100	111,010
Energy Transfer Operating LP:
7.50%, 10/15/20	USD	228	236,944
4.75%, 01/15/26		141	152,697
4.20%, 04/15/27		17	17,805
6.50%, 02/01/42		29	34,496
5.15%, 02/01/43		70	71,958
6.13%, 12/15/45		30	34,792
Entergy Gulf States Louisiana LLC, 5.59%, 10/01/24		3	3,443
Entergy Louisiana LLC:
4.00%, 03/15/33		10	11,317
4.20%, 09/01/48		26	30,096
Enterprise Products Operating LLC:
4.85%, 03/15/44		1	1,157
5.10%, 02/15/45		45	53,950
4.95%, 10/15/54		15	17,327
Series E, (3 mo. LIBOR US + 3.03%), 5.25%, 08/16/77(d)		9	9,108
Expedia Group, Inc.:
4.50%, 08/15/24		20	21,352
3.80%, 02/15/28		40	40,915
3.25%, 02/15/30(b)		115	110,683
Exxon Mobil Corp., 2.28%, 08/16/26		84	84,567
FedEx Corp.:
3.30%, 03/15/27		7	7,239
4.10%, 04/15/43		26	25,487
4.40%, 01/15/47		4	4,018
Fidelity National Information Services, Inc.:
0.75%, 05/21/23	EUR	130	148,725
1.10%, 07/15/24		110	127,724
2.60%, 05/21/25	GBP	210	291,071
FirstEnergy Transmission LLC(b):
4.35%, 01/15/25	USD	51	54,807

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
5.45%, 07/15/44	USD	30	$37,851
4.55%, 04/01/49		62	71,079
Fiserv, Inc.:
3.80%, 10/01/23		2	2,113
2.75%, 07/01/24		129	131,279
3.20%, 07/01/26		112	115,992
4.20%, 10/01/28		140	155,295
3.50%, 07/01/29		89	93,546
Florida Power & Light Co.:
(3 mo. LIBOR US + 0.40%), 2.31%, 05/06/22(c)		615	615,018
3.15%, 10/01/49		90	91,037
Ford Motor Co., 6.63%, 10/01/28		15	16,710
Ford Motor Credit Co. LLC, 4.39%, 01/08/26		200	203,277
Fox Corp., 4.03%, 01/25/24(b)		5	5,328
General Electric Co., 6.15%, 08/07/37		45	55,961
General Motors Co.:
6.60%, 04/01/36		10	11,803
6.25%, 10/02/43		22	24,718
General Motors Financial Co., Inc.:
3.70%, 11/24/20		15	15,178
4.00%, 01/15/25		10	10,512
5.25%, 03/01/26		2	2,218
4.35%, 01/17/27		9	9,462
Gilead Sciences, Inc.:
3.65%, 03/01/26		15	16,155
4.80%, 04/01/44		15	18,027
4.75%, 03/01/46		20	24,051
Global Payments, Inc.:
2.65%, 02/15/25		35	35,159
3.20%, 08/15/29		125	127,401
GLP Capital LP/GLP Financing II, Inc.:
5.25%, 06/01/25		70	76,832
4.00%, 01/15/30		98	100,029
Goldman Sachs Group, Inc.:
2.75%, 09/15/20		166	166,782
(3 mo. LIBOR US + 0.78%), 2.71%, 10/31/22(c)(h)		240	241,654
3.63%, 02/20/24		30	31,492
4.00%, 03/03/24		40	42,625
3.50%, 01/23/25		10	10,498
3.75%, 05/22/25		7	7,431
(3 mo. LIBOR US + 1.20%), 3.27%, 09/29/25(d)		20	20,706
3.75%, 02/25/26		160	169,363
3.50%, 11/16/26		40	42,098
3.85%, 01/26/27		8	8,516
(3 mo. LIBOR US + 1.51%), 3.69%, 06/05/28(d)		30	31,920
Hasbro, Inc., 3.90%, 11/19/29		15	15,109
HCA, Inc.:
4.75%, 05/01/23		112	119,987
5.00%, 03/15/24		107	116,969
5.25%, 06/15/26		105	117,635
4.50%, 02/15/27		17	18,334
4.13%, 06/15/29		88	93,375
Hess Corp., 3.50%, 07/15/24		150	153,363
Honeywell International, Inc., 1.30%, 02/22/23	EUR	280	326,095
Huntington Ingalls Industries, Inc.:
5.00%, 11/15/25(b)	USD	155	161,975
3.48%, 12/01/27		153	159,028
IBM Credit LLC, 3.45%, 11/30/20		116	117,791
IHS Markit Ltd., 4.00%, 03/01/26(b)		6	6,327
Ingersoll-Rand Luxembourg Finance SA, 3.50%, 03/21/26		20	20,925
Intercontinental Exchange, Inc.:
2.75%, 12/01/20		3	3,019
4.00%, 10/15/23		2	2,134

Security	Par (000)		Value

United States (continued)
3.75%, 12/01/25	USD	12	$12,923
3.75%, 09/21/28		5	5,460
4.25%, 09/21/48		91	107,708
International Business Machines Corp.:
2.85%, 05/13/22		112	114,534
0.88%, 01/31/25	EUR	200	231,965
International Paper Co.:
6.00%, 11/15/41	USD	2	2,497
4.80%, 06/15/44		8	8,792
4.40%, 08/15/47		5	5,355
Interpublic Group of Cos., Inc.:
3.50%, 10/01/20		40	40,428
3.75%, 10/01/21		10	10,279
JBS Investments II GmbH, 5.75%, 01/15/28(b)		269	283,661
JPMorgan Chase & Co.:
2.55%, 03/01/21		5	5,039
(3 mo. LIBOR US + 0.61%), 3.51%, 06/18/22(d)		4	4,087
2.97%, 01/15/23		75	76,420
3.20%, 01/25/23		165	170,287
(3 mo. LIBOR US + 0.70%), 3.21%, 04/01/23(d)		96	98,289
(3 mo. LIBOR US + 0.94%), 2.78%, 04/25/23(d)		52	52,821
2.70%, 05/18/23		73	74,328
0.63%, 01/25/24	EUR	270	308,396
(3 mo. LIBOR US + 0.73%), 3.56%, 04/23/24(d)	USD	190	197,997
(3 mo. LIBOR US + 1.00%), 4.02%, 12/05/24(d)		18	19,197
(3 mo. LIBOR US + 1.16%), 3.22%, 03/01/25(d)		17	17,625
(Secured Overnight Financing Rate + 1.16%), 2.30%, 10/15/25(d)		39	38,956
3.20%, 06/15/26		63	65,824
(3 mo. LIBOR US + 1.25%), 3.96%, 01/29/27(d)		150	162,800
(3 mo. LIBOR US + 1.34%), 3.78%, 02/01/28(d)		240	258,812
(3 mo. LIBOR US + 1.38%), 3.54%, 05/01/28(d)		171	181,692
(3 mo. LIBOR US + 0.95%), 3.51%, 01/23/29(d)		10	10,629
(3 mo. LIBOR US + 1.12%), 4.01%, 04/23/29(d)		4	4,394
(3 mo. LIBOR US + 1.26%), 4.20%, 07/23/29(d)		140	156,281
(3 mo. LIBOR US + 1.16%), 3.70%, 05/06/30(d)		83	89,423
(Secured Overnight Financing Rate + 1.51%), 2.74%, 10/15/30(d)		126	126,018
KeyCorp., 4.15%, 10/29/25		6	6,580
Kinder Morgan Energy Partners LP:
3.45%, 02/15/23		22	22,662
5.00%, 08/15/42		11	11,999
5.50%, 03/01/44		33	38,428
5.40%, 09/01/44		3	3,457
Kinder Morgan, Inc., 5.55%, 06/01/45		26	30,942
KLA Corp.:
4.10%, 03/15/29		95	104,087
5.00%, 03/15/49		35	43,054
L3Harris Technologies, Inc.:
3.83%, 04/27/25		19	20,278
4.85%, 04/27/35		2	2,361
3.85%, 06/15/23(b)		140	147,398
3.95%, 05/28/24(b)		253	268,694
3.85%, 12/15/26(b)		85	91,216
4.40%, 06/15/28(b)		100	111,491
4.40%, 06/15/28		166	185,075
Lam Research Corp.:
3.75%, 03/15/26		90	96,493
4.88%, 03/15/49		52	65,120
Lear Corp., 5.25%, 05/15/49		5	5,191
Lockheed Martin Corp.:
2.50%, 11/23/20		20	20,105
2.90%, 03/01/25		73	75,927

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
3.60%, 03/01/35	USD	26	$28,432
4.07%, 12/15/42		62	70,803
3.80%, 03/01/45		2	2,221
Lowe’s Cos., Inc.:
3.65%, 04/05/29		5	5,348
3.70%, 04/15/46		25	25,503
Mars, Inc., 3.20%, 04/01/30(b)		5	5,296
Marsh & McLennan Cos., Inc.:
3.50%, 06/03/24		336	352,984
4.38%, 03/15/29		7	7,981
4.20%, 03/01/48		57	64,880
4.90%, 03/15/49		2	2,540
Mastercard, Inc.:
2.95%, 11/21/26		10	10,404
2.95%, 06/01/29		123	128,363
3.65%, 06/01/49		32	35,548
McDonald’s Corp.:
3.70%, 01/30/26		61	65,822
6.30%, 03/01/38		5	6,773
3.70%, 02/15/42		8	8,125
3.63%, 05/01/43		20	19,929
4.88%, 12/09/45		112	135,028
4.45%, 03/01/47		19	21,604
4.45%, 09/01/48		30	34,384
Medtronic Global Holdings SCA:
0.00%, 12/02/22	EUR	300	336,724
1.13%, 03/07/27		100	117,755
1.63%, 03/07/31		100	122,956
2.25%, 03/07/39		100	127,286
1.75%, 07/02/49		100	109,602
Series 0000, 0.38%, 03/07/23		280	317,452
Metropolitan Life Global Funding I:
0.00%, 09/23/22		100	112,024
2.38%, 01/11/23		100	119,870
Microsoft Corp.:
3.50%, 02/12/35	USD	25	27,547
4.20%, 11/03/35		60	71,386
3.75%, 05/01/43		7	7,867
4.45%, 11/03/45		18	22,540
MidAmerican Energy Co.:
3.65%, 04/15/29		56	61,239
3.65%, 08/01/48		10	10,815
Morgan Stanley:
2.75%, 05/19/22		41	41,757
3.75%, 02/25/23		9	9,425
3.70%, 10/23/24		1	1,062
4.00%, 07/23/25		30	32,462
3.88%, 01/27/26		4	4,296
3.63%, 01/20/27		161	171,435
(3 mo. LIBOR US + 1.34%), 3.59%, 07/22/28(d)		20	21,266
(3 mo. LIBOR US + 1.14%), 3.77%, 01/24/29(d)		117	125,945
Series F, 3.88%, 04/29/24		35	37,208
Motorola Solutions, Inc.:
4.60%, 02/23/28		63	68,329
4.60%, 05/23/29		156	170,296
5.50%, 09/01/44		11	12,270
MPLX LP:
5.25%, 01/15/25(b)		133	139,696
4.00%, 02/15/25		20	20,914
4.13%, 03/01/27		16	16,807
4.25%, 12/01/27(b)		3	3,159
NBCUniversal Media LLC:
6.40%, 04/30/40		2	2,861
5.95%, 04/01/41		50	68,801

Security	Par (000)		Value

United States (continued)
Nissan Motor Acceptance Corp., 3.65%, 09/21/21(b)	USD	45	$45,938
Norfolk Southern Corp.:
2.90%, 06/15/26		101	104,158
2.55%, 11/01/29		80	79,795
4.10%, 05/15/49		15	16,578
3.40%, 11/01/49		45	44,708
Northern States Power Co., 2.90%, 03/01/50		48	45,857
Northrop Grumman Corp.:
2.08%, 10/15/20		44	44,049
2.55%, 10/15/22		8	8,121
2.93%, 01/15/25		349	359,889
3.25%, 01/15/28		161	168,031
Northwest Pipeline LLC, 4.00%, 04/01/27		146	155,485
NRG Energy, Inc.(b):
3.75%, 06/15/24		20	20,681
4.45%, 06/15/29		40	41,904
Nuveen LLC, 4.00%, 11/01/28(b)		5	5,568
NVIDIA Corp., 3.20%, 09/16/26		214	224,734
Occidental Petroleum Corp.:
2.70%, 08/15/22		118	119,227
2.90%, 08/15/24		14	14,229
3.50%, 06/15/25		45	46,472
3.20%, 08/15/26		10	10,120
0.00%, 10/10/36(g)		90	45,210
4.30%, 08/15/39		20	20,394
4.20%, 03/15/48		8	7,947
Ohio Power Co., 4.00%, 06/01/49		30	33,697
Oncor Electric Delivery Co. LLC:
3.70%, 11/15/28		115	125,888
5.75%, 03/15/29		16	19,758
3.80%, 09/30/47		9	9,935
3.10%, 09/15/49		24	23,459
Oracle Corp.:
3.40%, 07/08/24		105	110,847
3.90%, 05/15/35		10	11,154
Owens Corning, 4.30%, 07/15/47		2	1,898
PayPal Holdings, Inc.:
2.40%, 10/01/24		71	71,700
2.65%, 10/01/26		145	147,037
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.90%, 02/01/24(b)		215	225,895
PepsiCo, Inc.:
3.50%, 07/17/25		22	23,630
2.63%, 07/29/29		5	5,103
Philip Morris International, Inc., 3.13%, 06/03/33	EUR	100	134,480
Phillips 66, (3 mo. LIBOR US + 0.60%), 2.52%, 02/26/21(c)	USD	121	121,007
Procter & Gamble Co., 0.63%, 10/30/24	EUR	150	173,312
Prologis Euro Finance LLC, 1.50%, 09/10/49		100	101,117
Raytheon Co.:
7.20%, 08/15/27	USD	6	7,879
7.00%, 11/01/28		93	123,189
4.20%, 12/15/44		33	38,450
Realty Income Corp.:
4.13%, 10/15/26		13	14,266
3.00%, 01/15/27		6	6,175
Republic Services, Inc.:
2.90%, 07/01/26		204	209,010
3.95%, 05/15/28		97	106,893
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 5.75%, 10/15/20		29	29,110
Ryder System, Inc., 3.75%, 06/09/23		5	5,225
Sabine Pass Liquefaction LLC:
5.63%, 03/01/25		135	152,052

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
5.88%, 06/30/26	USD	5	$5,748
5.00%, 03/15/27		117	128,792
Sempra Energy, (3 mo. LIBOR US + 0.50%), 2.50%, 01/15/21(c)		134	134,022
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 09/20/21(b)		175	176,558
Starbucks Corp., 3.80%, 08/15/25		16	17,242
Stryker Corp., 0.75%, 03/01/29	EUR	100	112,243
Sunoco Logistics Partners Operations LP, 6.10%, 02/15/42	USD	5	5,606
Tampa Electric Co., 4.45%, 06/15/49		57	67,590
Texas Eastern Transmission LP(b):
2.80%, 10/15/22		20	20,200
3.50%, 01/15/28		225	231,161
4.15%, 01/15/48		80	85,089
Textron, Inc., 3.90%, 09/17/29		100	106,855
Thermo Fisher Scientific, Inc.:
3.00%, 04/15/23		160	164,524
4.15%, 02/01/24		55	58,940
2.95%, 09/19/26		17	17,483
3.20%, 08/15/27		48	50,230
2.60%, 10/01/29		85	84,085
Time Warner Cable LLC:
6.55%, 05/01/37		10	12,267
4.50%, 09/15/42		6	6,134
Transcontinental Gas Pipe Line Co. LLC:
7.85%, 02/01/26		180	228,773
4.00%, 03/15/28		126	134,061
4.60%, 03/15/48		40	43,865
Tyson Foods, Inc.:
3.90%, 09/28/23		8	8,484
4.55%, 06/02/47		3	3,435
Union Pacific Corp.:
3.15%, 03/01/24		15	15,616
3.84%, 03/20/60(b)		23	23,336
United Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.75%, 04/11/22		3	3,044
Series 2014-2, Class B, 4.63%, 09/03/22		12	12,276
Series 2015-1, Class AA, 3.45%, 12/01/27		1	868
Series 2016-1, Class B, 3.65%, 01/07/26		17	17,709
Series 2016-2, Class AA, 2.88%, 10/07/28		7	7,245
Series 2016-2, Class B, 3.65%, 10/07/25		5	5,042
Series 2018-1, Class AA, 3.50%, 03/01/30		67	69,073
Series 2019-2, Class B, 3.50%, 05/01/28		64	64,643
Series AA, 2.70%, 05/01/32		40	40,156
United Technologies Corp.:
3.35%, 08/16/21		116	118,784
1.95%, 11/01/21		59	59,129
1.13%, 12/15/21	EUR	155	177,038
2.30%, 05/04/22	USD	30	30,251
1.25%, 05/22/23	EUR	150	174,069
3.65%, 08/16/23	USD	33	34,795
2.80%, 05/04/24		20	20,559
4.50%, 06/01/42		7	8,392
4.15%, 05/15/45		15	17,205
UnitedHealth Group, Inc.:
3.50%, 02/15/24		10	10,557
3.10%, 03/15/26		71	74,372
5.80%, 03/15/36		22	29,216
4.38%, 03/15/42		110	127,148
4.75%, 07/15/45		50	61,572
4.45%, 12/15/48		30	35,883
US Airways Pass-Through Trust:
Series 2012-1, Class A, 6.75%, 06/03/21		3	3,539
Series 2013-1, Class B, 5.38%, 11/15/21		8	8,220

Security	Par (000)		Value

United States (continued)
Verizon Communications, Inc.:
4.13%, 03/16/27	USD	165	$183,189
4.33%, 09/21/28		10	11,350
4.27%, 01/15/36		315	356,754
4.67%, 03/15/55		2	2,471
Virginia Electric & Power Co.:
3.30%, 12/01/49		66	66,642
Series A, 3.80%, 04/01/28		33	35,910
Series C, 2.75%, 03/15/23		80	81,473
Series C, 4.00%, 11/15/46		15	16,555
Walmart, Inc., 3.25%, 07/08/29		78	83,719
Walt Disney Co., 6.65%, 11/15/37		21	31,217
Waste Management, Inc.:
3.45%, 06/15/29		5	5,355
4.00%, 07/15/39		35	39,218
4.15%, 07/15/49		60	68,654
Wells Fargo & Co.:
3.75%, 01/24/24		187	197,720
0.50%, 04/26/24	EUR	210	238,087
3.00%, 02/19/25	USD	42	43,341
2.00%, 07/28/25	GBP	200	269,466
3.55%, 09/29/25	USD	60	63,535
3.00%, 04/22/26		281	289,061
3.00%, 10/23/26		21	21,523
(3 mo. LIBOR US + 1.17%), 3.20%, 06/17/27(d)		13	13,490
(3 mo. LIBOR US + 1.31%), 3.58%, 05/22/28(d)		114	121,190
(3 mo. LIBOR US + 1.17%), 2.88%, 10/30/30(d)		15	15,104
Wells Fargo Bank N.A., 3.55%, 08/14/23		280	293,460
Western Midstream Operating LP, 4.00%, 07/01/22		50	51,253
Willis North America, Inc., 3.88%, 09/15/49		5	4,988
Wyeth LLC, 5.95%, 04/01/37		5	6,830

			37,737,256

Total Corporate Bonds — 29.9% (Cost — $83,069,841)			85,071,186

Foreign Agency Obligations — 32.7%

Argentina — 0.4%
Argentine Republic Government International Bond:
3.38%, 10/12/20	CHF	60	36,361
7.50%, 04/22/26	USD	150	77,672
5.88%, 01/11/28		981	460,763
7.13%, 07/06/36		364	174,151
6.88%, 01/11/48		662	316,933

			1,065,880

Australia — 0.3%
Australia Government Bond:
4.50%, 04/15/20	AUD	270	191,384
2.00%, 12/21/21		210	150,440
5.75%, 07/15/22		320	251,690
2.75%, 04/21/24		130	97,948
4.75%, 04/21/27		220	192,233
2.25%, 05/21/28		90	67,787
3.75%, 04/21/37		80	73,311

			1,024,793

Austria — 0.8%
Republic of Austria Government Bond(b):
0.00%, 07/15/23	EUR	1,069	1,219,431
0.75%, 02/20/28		556	664,578
1.50%, 02/20/47		222	302,828

			2,186,837

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Belgium — 1.1%
Belgium Government Bond, 1.60%, 06/22/47(b)	EUR	351	$466,452
Kingdom of Belgium Government Bond(b):
0.20%, 10/22/23		1,539	1,768,404
0.80%, 06/22/28		855	1,023,111

			3,257,967

Brazil — 0.3%
Brazil Letras do Tesouro Nacional, 0.00%, 07/01/20(g)	BRL	2,000	486,960
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/21		1,500	391,950

			878,910

Canada — 1.7%
Canadian Government Bond:
2.00%, 09/01/23	CAD	5,000	3,891,725
5.75%, 06/01/33		170	193,173
5.00%, 06/01/37		90	102,707
4.00%, 06/01/41		280	300,383
3.50%, 12/01/45		140	146,299
2.75%, 12/01/48		210	197,782

			4,832,069

Chile — 0.0%
Bonos de la Tesoreria de la Republica en pesos, 4.50%, 03/01/26	CLP	40,000	58,618

China — 3.7%
China Development Bank, 3.30%, 02/01/24	CNY	1,400	200,587
China Government Bond:
3.19%, 04/11/24		1,400	202,749
2.94%, 10/17/24		8,500	1,218,675
3.25%, 11/22/28		100	14,437
3.29%, 05/23/29		57,900	8,354,609
3.86%, 07/22/49		2,940	430,773

			10,421,830

Colombia — 0.2%
Colombia Government International Bond, 4.38%, 07/12/21	USD	273	281,787
Colombian TES:
Series B, 7.00%, 06/30/32	COP	851,700	269,691
Series F, 10.00%, 07/24/24		380,300	136,868

			688,346

Denmark — 0.1%
Denmark Government Bond:
1.50%, 11/15/23	DKK	200	32,388
1.75%, 11/15/25		500	84,617
4.50%, 11/15/39		450	126,019

			243,024

Egypt — 0.8%
Egypt Government International Bond:
15.90%, 07/02/24	EGP	1,475	98,817
7.50%, 01/31/27	USD	253	281,700
16.10%, 05/07/29	EGP	13,496	943,145
5.63%, 04/16/30	EUR	343	397,247
6.38%, 04/11/31		305	365,639
6.88%, 04/30/40	USD	195	196,767

			2,283,315

France — 1.4%
France Government Bond OAT:
0.00%, 05/25/20	EUR	400	449,671
0.25%, 11/25/20		150	169,522
2.25%, 10/25/22		500	605,619
2.25%, 05/25/24		130	163,112

Security	Par (000)		Value

France (continued)
0.50%, 05/25/25	EUR	260	$304,331
2.50%, 05/25/30		40	55,816
1.50%, 05/25/31		190	244,303
5.75%, 10/25/32		100	189,985
French Republic Government Bond OAT:
0.00%, 02/25/20		1,050	1,178,727
1.50%, 05/25/50(b)		452	585,109

			3,946,195

Greece — 0.5%
Hellenic Republic Government Bond:
3.50%, 01/30/23		49	59,831
3.45%, 04/02/24(b)		254	319,203
1.88%, 07/23/26(b)		190	224,926
3.75%, 01/30/28		12	15,418
3.88%, 03/12/29(b)		570	770,118
3.90%, 01/30/33		12	16,668
4.00%, 01/30/37		10	13,585
4.20%, 01/30/42		60	87,895

			1,507,644

Hungary — 0.2%
Hungary Government Bond:
3.50%, 06/24/20	HUF	40,000	137,793
2.50%, 10/27/21		35,000	123,912
3.00%, 06/26/24		30,000	111,474
2.75%, 12/22/26		35,000	129,098

			502,277

India — 0.9%
India Government Bond:
7.27%, 04/08/26	INR	127,280	1,837,298
7.17%, 01/08/28		49,030	695,904

			2,533,202

Indonesia — 3.0%
Indonesia Government International Bond:
4.88%, 05/05/21	USD	273	284,176
2.88%, 07/08/21	EUR	100	116,769
3.70%, 01/08/22	USD	200	205,250
3.75%, 04/25/22		273	281,872
3.38%, 04/15/23		350	360,828
4.75%, 01/08/26		200	222,188
4.75%, 07/18/47		200	231,250
Indonesia Treasury Bond:
6.13%, 05/15/28	IDR	4,382,000	297,342
8.25%, 05/15/29		25,763,000	2,017,243
7.00%, 09/15/30		2,121,000	151,636
6.63%, 05/15/33		4,397,000	294,717
8.38%, 03/15/34		13,501,000	1,047,403
7.50%, 06/15/35		16,703,000	1,200,162
8.38%, 04/15/39		23,170,000	1,792,097

			8,502,933

Italy — 4.1%
Italy Buoni Poliennali Del Tesoro:
0.95%, 03/01/23	EUR	5,204	5,962,642
1.75%, 07/01/24		2,630	3,105,811
2.80%, 12/01/28		277	351,732
4.75%, 09/01/44(b)		232	376,482
2.70%, 03/01/47(b)		235	283,702
3.45%, 03/01/48(b)		255	347,839
3.85%, 09/01/49(b)		924	1,341,277
2.80%, 03/01/67(b)		50	58,385

			11,827,870

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Japan — 2.1%
Japan Government Thirty Year Bond:
0.70%, 06/20/48	JPY	259,050	$2,574,431
0.40%, 06/20/49		61,500	563,991
Japan Government Two Year Bond, 0.10%, 03/15/20		137,000	1,261,439
Japanese Government CPI Linked Bond:
0.10%, 03/10/28		79,929	756,220
0.10%, 03/10/29		83,295	788,069

			5,944,150

Mexico — 3.0%
Mexican Bonos:
6.50%, 06/09/22	MXN	25,734	1,351,935
8.00%, 12/07/23		23,097	1,270,828
8.00%, 09/05/24		18,482	1,024,211
10.00%, 12/05/24		47,447	2,843,719
8.50%, 05/31/29		37,263	2,190,408

			8,681,101

Netherlands — 1.2%
Netherlands Government Bond(b):
1.75%, 07/15/23	EUR	1,496	1,814,876
0.75%, 07/15/28		795	959,701
2.75%, 01/15/47		311	565,582

			3,340,159

New Zealand — 0.1%
New Zealand Government Bond:
6.00%, 05/15/21	NZD	140	100,411
2.75%, 04/15/25		100	72,065

			172,476

Nigeria — 0.1%
Nigeria Government International Bond, 13.98%, 02/23/28	NGN	56,600	174,555

Norway — 0.0%
Norway Government Bond, 2.00%, 05/24/23(b)	NOK	600	69,660

Oman — 0.1%
Oman Government International Bond, 3.63%, 06/15/21	USD	200	200,937

Peru — 0.1%
Peru Government Bond, 5.35%, 08/12/40(b)	PEN	987	301,083

Qatar — 0.1%
Qatar Government International Bond, 3.25%, 06/02/26	USD	300	315,375

Russia — 2.8%
Russian Federal Bond - OFZ:
7.10%, 10/16/24	RUB	125,604	2,118,722
6.90%, 05/23/29		144,316	2,450,079
8.50%, 09/17/31		185,122	3,517,441

			8,086,242

Saudi Arabia — 0.3%
Saudi Government International Bond:
3.25%, 10/26/26	USD	290	299,425
4.38%, 04/16/29		614	686,145

			985,570

Singapore — 0.1%
Singapore Government Bond:
2.75%, 07/01/23	SGD	160	123,436
2.38%, 06/01/25		60	46,407
2.75%, 03/01/46		40	33,560

			203,403

South Africa — 0.1%
Republic of South Africa Government Bond:
8.00%, 01/31/30	ZAR	1,910	127,130

Security	Par (000)		Value

South Africa (continued)
9.00%, 01/31/40	ZAR	1,495	$97,263

			224,393

Spain — 0.2%
Spain Government Bond, 2.70%, 10/31/48(b)	EUR	335	498,627

Sweden — 0.1%
Sweden Government Bond:
3.50%, 06/01/22	SEK	1,100	128,313
1.00%, 11/12/26		960	109,880
3.50%, 03/30/39		250	41,097

			279,290

Turkey — 0.2%
Turkey Government International Bond, 7.63%, 04/26/29	USD	589	651,949

Ukraine — 0.4%
Ukraine Government International Bond, 9.75%, 11/01/28		848	1,031,380

United Arab Emirates — 0.1%
Abu Dhabi Government International Bond, 2.13%, 09/30/24(b)		260	259,025

United Kingdom — 2.1%
United Kingdom Gilt:
1.75%, 09/07/22	GBP	200	273,412
0.75%, 07/22/23		1,826	2,432,579
1.75%, 09/07/37		60	85,850
4.75%, 12/07/38		30	63,460
3.25%, 01/22/44		165	303,959
3.50%, 01/22/45		700	1,351,571
1.50%, 07/22/47		1,040	1,427,232

			5,938,063

Total Foreign Agency Obligations — 32.7% (Cost — $90,378,376)			93,119,148

	Shares

Investment Companies — 2.3%

Equity Funds — 2.3%
iShares China Large-Cap ETF(m)		10,442	455,585
Financial Select Sector SPDR Fund		15,935	490,479
iShares JP Morgan USD Emerging Markets Bond ETF(m)		17,451	1,999,187
iShares MSCI Emerging Markets ETF(m)		32,382	1,452,980
iShares Russell 2000 ETF(m)		5,800	960,886
iShares S&P 500 Value ETF(m)		2,805	364,902
SPDR S&P 500 ETF Trust		1,823	586,751
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF		5,000	170,050

Total Investment Companies — 2.3% (Cost — $6,283,780)			6,480,820

	Par (000)

Municipal Bonds — 0.1%

California — 0.1%
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(b)	USD	180	193,862

Total Municipal Bonds — 0.1% (Cost — $154,555)			193,862

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Non-Agency Mortgage-Backed Securities — 2.3%

Cayman Islands — 0.0%
GPMT Ltd., Series 2018-FL1, Class A, (1 mo. LIBOR US + 0.90%), 2.66%, 11/21/35(b)(c)	USD	117	$116,406

United States — 2.3%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(b)(i)		250	244,973
Atrium Hotel Portfolio Trust, Series 2017-ATRM(b)(c):
Class D, (1 mo. LIBOR US + 1.95%), 3.69%, 12/15/36		200	199,685
Class E, (1 mo. LIBOR US + 3.05%), 4.79%, 12/15/36		150	149,913
BAMLL Commercial Mortgage Securities Trust, Series 2017-SCH, Class DL, (1 mo. LIBOR US + 2.00%), 3.74%, 11/15/32(b)(c)		150	150,060
BBCMS Mortgage Trust, Series 2018-TALL, Class D, (1 mo. LIBOR US + 1.45%), 3.19%, 03/15/37(b)(c)		500	498,760
BXP Trust, Series 2017-CC(b)(i):
Class D, 3.55%, 08/13/37		110	111,562
Class E, 3.55%, 08/13/37		220	215,921
Citigroup Commercial Mortgage Trust:
Series 2015-P1, Class A5, 3.72%, 09/15/48		375	399,891
Series 2016-C3, Class C, 4.13%, 11/15/49(i)		250	255,905
Series 2016-GC36, Class A5, 3.62%, 02/10/49		375	398,957
COMM Mortgage Trust, Series 2016-DC2(i):
Class B, 4.64%, 02/10/49		100	108,222
Class C, 4.64%, 02/10/49		100	103,759
Commercial Mortgage Trust, Series 2014-CR21, Class A3, 3.53%, 12/10/47		350	366,906
DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 08/10/49		375	383,587
DBUBS Mortgage Trust, Series 2017-BRBK(b)(i):
Class E, 3.53%, 10/10/34		400	397,951
Class F, 3.53%, 10/10/34		240	236,717
GS Mortgage Securities Corp. Trust, Series 2017-500K(b)(c):
Class D, (1 mo. LIBOR US + 1.30%), 3.04%, 07/15/32		90	89,888
Class E, (1 mo. LIBOR US + 1.50%), 3.24%, 07/15/32		120	119,809
Class F, (1 mo. LIBOR US + 1.80%), 3.54%, 07/15/32		90	90,000
Class G, (1 mo. LIBOR US + 2.50%), 4.24%, 07/15/32		40	39,976
GS Mortgage Securities Trust, Series 2017-GS7(b):
Class D, 3.00%, 08/10/50		225	211,481
Class E, 3.00%, 08/10/50		180	165,373
MAD Mortgage Trust, Series 2017-330M(b)(i):
Class D, 3.98%, 08/15/34		110	111,509
Class E, 4.03%, 08/15/34		130	129,331
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class D, 5.60%, 07/12/38(i)		18	18,352
Morgan Stanley Bank of America Merrill Lynch Trust, Class A5:
Series 2014-C16, 3.89%, 06/15/47		375	396,764
Series 2015-C25, 3.64%, 10/15/48		400	424,098
Olympic Tower Mortgage Trust, Series 2017-OT(b)(i):
Class D, 3.95%, 05/10/39		130	133,731
Class E, 3.95%, 05/10/39		160	161,616
Wells Fargo Commercial Mortgage Trust, Series 2018-BXI, Class E, (1 mo. LIBOR US + 2.16%), 3.90%, 12/15/36(b)(c)		99	98,448

			6,413,145

Total Non-Agency Mortgage-Backed Securities — 2.3% (Cost — $6,314,866)			6,529,551

Preferred Securities—2.5%

Capital Trusts — 2.5%

Austria — 0.1%
Erste Group Bank AG, 5.13%(d)(e)	EUR	200	248,938

Security	Par (000)		Value

Brazil — 0.1%
Itau Unibanco Holding SA, 6.50%(b)(d)(e)	USD	258	$272,835

France — 0.3%
BNP Paribas SA, 6.63%(d)(e)		625	675,000
Electricite de France SA, 3.00%(d)(e)	EUR	200	231,070

			906,070

Germany — 0.1%
Bayer AG(d):
2.38%, 11/12/79		100	113,713
3.13%, 11/12/79		100	114,974
Volkswagen International Finance NV, 2.70%(d)(e)		100	116,264

			344,951

Italy — 0.5%
Intesa Sanpaolo SpA, 7.75%(d)(e)		500	679,015
UniCredit SpA(d)(e):
6.63%		200	242,568
7.50%		200	262,178
9.25%		200	260,198

			1,443,959

Netherlands — 0.3%
Cooperatieve Rabobank UA(d)(e):
3.25%		400	448,388
4.63%		200	246,920
ING Groep NV, 6.75%d)(e)	USD	200	216,990

			912,298

Spain — 0.3%
Banco Bilbao Vizcaya Argentaria SA(d)(e):
6.00%	EUR	200	249,859
8.88%		200	245,910
Series 9, 6.50%	USD	200	211,500
Telefonica Europe BV, 4.38%(d)(e)	EUR	200	250,139

			957,408

Switzerland — 0.4%
Credit Suisse Group AG(d)(e):
7.25%(b)	USD	425	474,406
7.50%		200	224,750
EFG International Guernsey Ltd., 5.00%, 04/05/27(d)		200	205,746
UBS Group AG, 7.00%(b)(d)(e)		250	273,125

			1,178,027

United Kingdom — 0.2%
Barclays PLC, 7.13%(d)(e)	GBP	270	404,135

United States — 0.2%
Bank of America Corp.,(d)(e):
Series DD, 6.30%	USD	20	23,100
Series Z, 6.50%		75	85,125
Capital One Financial Corp., Series E, 5.55%(d)(e)		50	50,744
Energy Transfer Partners LP, Series A, 6.25%(d)(e)		80	75,200
JPMorgan Chase & Co.,(d)(e):
Series S, 6.75%		75	84,694
Series Z, 5.30%		25	25,190
Morgan Stanley, Series J, 5.55%(d)(e)		42	42,833
NBCUniversal Enterprise, Inc., 5.25%(b)(e)		100	103,250

			490,136

Total Capital Trusts — 2.5% (Cost — $6,811,565)			7,158,757

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares		Value

Preferred Stocks — 0.0%

United States — 0.0%
Federal Home Loan Mortgage Corp.,(e)(i):
Series S, 8.25%		2	$22,705
Series Z, 8.38%		2	22,515
Morgan Stanley, Series E, 7.13%(d)(e)		221	6,323

Total Preferred Stocks — 0.0% (Cost — $37,863)			51,543

Total Preferred Securities— 2.5% (Cost — $6,849,428)			7,210,300

	Par (000)

U.S. Government Sponsored Agency Securities — 26.0%

Mortgage-Backed Securities — 26.0%
Fannie Mae Mortgage-Backed Securities:
2.00%, 10/01/31 - 03/01/32	USD	130	129,589
2.50%, 09/01/27 - 01/14/50(j)		1,513	1,522,735
3.00%, 07/01/29 - 01/14/50(j)		11,629	12,021,690
3.50%, 07/01/29 - 02/12/50(j)		15,706	16,227,890
4.00%, 09/01/33 - 02/12/50(j)		16,000	16,742,529
4.50%, 12/01/45 - 02/12/50(j)		11,902	12,561,804
5.00%, 09/01/35 - 01/14/50(j)		265	290,468
5.50%, 12/01/38 - 01/14/50(j)		259	284,983
6.00%, 07/01/39 - 01/14/50(j)		115	128,207
6.50%, 11/01/38		15	17,247
Freddie Mac Mortgage-Backed Securities:
2.50%, 02/01/24 - 04/01/31		193	195,811
3.00%, 12/01/42 - 12/01/46		670	690,879
3.50%, 04/01/31 - 01/01/48		3,475	3,683,703
4.00%, 08/01/40 - 02/01/47		467	500,942
4.50%, 09/01/40 - 08/01/48		409	444,206
5.00%, 05/01/38 - 05/01/39		61	66,635
5.50%, 01/01/39		38	42,729
Ginnie Mae Mortgage-Backed Securities(j):
2.50%, 01/21/50		73	73,311
3.00%, 02/15/45 - 01/21/50		2,016	2,080,257
3.50%, 01/15/42 - 01/21/50		3,056	3,183,437
4.00%, 10/20/40 - 02/20/50		1,572	1,640,696
4.50%, 03/15/47 - 01/21/50		740	778,905
5.00%, 10/20/44 - 01/21/50		343	363,029
Government National Mortgage Association Mortgage-Backed Securities, 4.00%, 02/01/50(j)		190	196,822

Total U.S. Government Sponsored Agency Securities — 26.0% (Cost — $73,066,546)			73,868,504

U.S. Treasury Obligations — 7.3%
U.S. Treasury Bonds:
2.25%, 08/15/49		600	583,688
2.38%, 11/15/49		1,200	1,199,391
U.S. Treasury Inflation Indexed Bonds:
0.50%, 04/15/24		13,894	14,118,487
0.13%, 10/15/24(h)		933	938,197
0.38%, 01/15/27		1,598	1,622,271
0.50%, 01/15/28		313	321,078
0.88%, 01/15/29		1,393	1,479,455
U.S. Treasury Notes:
1.75%, 11/30/21		5	5,015
1.88%, 02/28/22		500	503,066

Total U.S. Treasury Obligations — 7.3% (Cost — $20,645,406)			20,770,648

Security	Shares		Value

Warrants — 0.0%

Venezuela — 0.0%
Venezuela Government International Bond		3,000	$3,000

Total Warrants — 0.0% (Cost — $0)			3,000

Total Long-Term Investments — 109.2% (Cost — $303,835,148)			310,723,105

	Par (000)

Short-Term Securities — 2.4%

Foreign Agency Obligations(k) — 0.6%

Egypt — 0.5%
Egypt Treasury Bills:
16.25%, 05/05/20	EGP	6,900	408,678
15.64%, 07/28/20		10,075	578,451
15.66%, 07/28/20		5,025	288,508

			1,275,637

Nigeria — 0.1%
Nigeria Treasury Bills:
14.44%, 01/16/20	NGN	32,344	88,754
11.12%, 01/30/20		56,604	152,975
13.57%, 05/28/20		32,344	84,593
12.38%, 07/30/20		16,170	41,727

			368,049

Total Foreign Agency Obligations — 0.6% (Cost — $1,631,670)			1,643,686

	Shares

Money Market Funds — 1.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%(l)(m)		4,456,999	4,456,999

Total Money Market Funds — 1.6% (Cost — $4,456,999)			4,456,999

	Par (000)

U.S. Treasury Obligations — 0.2%
U.S. Treasury Inflation Indexed Bonds, 0.13%, 04/15/20	USD	681	680,066

Total U.S. Treasury Obligations — 0.2% (Cost — $680,178)			680,066

Total Short-Term Securities — 2.4% (Cost — $6,768,847)			6,780,751

Options Purchased — 0.6% (Cost — $1,672,723)			1,572,862

Total Investments Before TBA Sale Commitments and Options Written — 112.2% (Cost — $312,276,718)			319,076,718

TBA Sale Commitments(j) — (4.2%)

Mortgage-Backed Securities — (4.2%)
Fannie Mae Mortgage-Backed Securities :
2.50%, 01/16/35 - 02/18/35	USD	956	(964,529)
3.00%, 01/16/35 - 01/14/50		728	(744,250)
3.50%, 01/14/50		3,900	(4,011,972)

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Mortgage-Backed Securities (continued)
4.00%, 01/14/50	USD	2,800	$(2,912,219)
4.50%, 01/14/50		2,480	(2,611,072)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 01/01/50		380	(391,623)
4.00%, 01/01/50		190	(196,650)

Total TBA Sale Commitments — (4.2)% (Proceeds — $11,817,835)			(11,832,315)

Options Written — (0.1)% (Premiums Received — $880,262)			(365,651)

Total Investments, Net of TBA Sale Commitments and Options Written — 107.9% (Cost — $299,578,621)			306,878,752

Liabilities in Excess of Other Assets — (7.9)%			(22,567,393)

Net Assets — 100.0%			$284,311,359

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is the rate in effect as of period end.
(d)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(e)	Perpetual security with no stated maturity date.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Zero-coupon bond.
(h)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(i)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(j)	Represents or includes a TBA transaction.
(k)	Rates are discount rates or a range of discount rates as of period end.
(l)	Annualized 7-day yield as of period end.

(m)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased		Shares Sold	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,723,358	1,733,641	(b)	—	4,456,999	$4,456,999	$137,995	$25	$—
iShares China Large-Cap ETF	—	37,500		(27,058)	10,442	455,585	10,085	(63,997)	16,999
iShares iBoxx USD High Yield Corporate Bond ETF(c)	—	700		(700)	—	—	—	(21)	—
iShares JP Morgan USD Emerging Markets Bond ETF	6,665	19,786		(9,000)	17,451	1,999,187	106,317	(2,363)	170,262
iShares MSCI Brazil ETF(c)	2,000	—		(2,000)	—	—	782	(3,371)	10,994
iShares MSCI Emerging Markets ETF	24,370	20,012		(12,000)	32,382	1,452,980	28,744	(139,042)	240,801
iShares MSCI South Korea ETF(c)	—	1,000		(1,000)	—	—	—	(12,103)	—
iShares Russell 2000 ETF	—	5,800		—	5,800	960,886	—	—	5,107
iShares S&P 500 Value ETF	—	2,805		—	2,805	364,902	2,073	—	15,409

						$9,690,539	$285,996	$(220,872)	$459,572

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Fund.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A.	1.95%	08/01/19	Open	$867,500	$875,817	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	08/02/19	Open	483,750	488,307	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	08/02/19	Open	948,750	957,847	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	08/06/19	Open	708,681	715,814	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	08/06/19	Open	629,093	635,425	Corporate Bonds	Open/Demand
JPMorgan Chase Bank N.A.	1.52	11/06/19	Open	932,325	934,675	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	1.95	11/18/19	Open	227,400	227,930	Corporate Bonds	Open/Demand

				$4,797,499	$4,835,815

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
30-Year Euro Buxl Bond	8	03/06/20	$1,780	$(58,425)
Euro BTP	18	03/06/20	2,876	5,930
Euro Bund	9	03/06/20	1,721	(4,760)
Euro-Schatz	87	03/06/20	10,921	(7,696)
10-Year Australian Treasury Bond	21	03/16/20	2,107	(39,872)
10-Year Canada Bond	52	03/20/20	5,505	(101,261)
10-Year U.S. Ultra Long Treasury Note	24	03/20/20	3,377	7,335
Long U.S. Treasury Bond	30	03/20/20	4,677	(104,801)
Long Gilt	7	03/27/20	1,218	(5,785)
2-Year U.S. Treasury Note	1,734	03/31/20	373,677	(187,126)
90-Day Euro-Dollar	15	12/14/20	3,689	(4,146)

				(500,607)

Short Contracts
Euro OAT	3	03/06/20	548	3,632
Euro-BOBL	81	03/06/20	12,141	33,536
German Short Euro BTP	60	03/06/20	7,567	(15,529)
10-Year Japanese Government Treasury Bonds	5	03/13/20	7,003	8,727
10-Year U.S. Treasury Note	255	03/20/20	32,748	229,940
DAX Index	4	03/20/20	1,486	12,554
Euro Stoxx 50 Index	4	03/20/20	167	709
NASDAQ 100 E-Mini Index	8	03/20/20	1,400	491
S&P 500 E-Mini Index	22	03/20/20	3,554	(2,419)
U.S. Treasury Ultra Bond	18	03/20/20	3,270	33,605
5-Year U.S. Treasury Note	869	03/31/20	103,072	318,061
90-Day Euro-Dollar	15	03/15/21	3,692	(35,269)
90-Day Euro	65	09/13/21	15,996	(256,812)

				331,226

				$(169,381)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	1,027,939	USD	253,000	Citibank N.A.	01/03/20	$2,535
BRL	1,054,677	USD	251,000	Citibank N.A.	01/03/20	11,181
BRL	1,071,415	USD	251,500	Citibank N.A.	01/03/20	14,842
BRL	1,318,275	USD	315,000	Citibank N.A.	01/03/20	12,709
BRL	3,527,446	USD	875,145	Citibank N.A.	01/03/20	1,740
BRL	2,006,628	USD	497,836	Credit Suisse International	01/03/20	990
BRL	5,142,492	USD	1,275,831	Credit Suisse International	01/03/20	2,537
BRL	1,067,743	USD	251,500	Deutsche Bank AG	01/03/20	13,929
BRL	5,169,711	USD	1,266,000	Deutsche Bank AG	01/03/20	19,135
MXN	6,498,395	USD	333,000	Citibank N.A.	01/03/20	10,694
MXN	6,557,878	USD	335,000	HSBC Bank USA N.A.	01/03/20	11,840
ZAR	9,453,360	USD	672,000	JPMorgan Chase Bank N.A.	01/06/20	2,695
CNH	1,767,089	USD	251,000	Bank of America N.A.	01/08/20	2,831
CNH	1,776,577	USD	251,000	Bank of America N.A.	01/08/20	4,194
EUR	302,000	USD	334,773	HSBC Bank USA N.A.	01/08/20	4,086
KRW	477,009,400	USD	406,000	BNP Paribas S.A.	01/08/20	6,834
KRW	298,564,500	USD	251,000	Deutsche Bank AG	01/08/20	7,397
KRW	397,779,000	USD	335,000	JPMorgan Chase Bank N.A.	01/08/20	9,263
RUB	21,538,491	USD	334,000	BNP Paribas S.A.	01/09/20	13,024
RUB	5,724,391	USD	89,000	Citibank N.A.	01/09/20	3,230
USD	349,185	RUB	21,538,491	BNP Paribas S.A.	01/09/20	2,161
USD	92,805	RUB	5,724,391	Citibank N.A.	01/09/20	574

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	490,000	JPY	36,992,236	Morgan Stanley & Co. International PLC	01/17/20	$3,329
AUD	525,000	JPY	39,711,288	Morgan Stanley & Co. International PLC	01/17/20	2,860
RUB	28,399,679	USD	439,896	Citibank N.A.	01/22/20	16,961
RUB	42,041,321	USD	652,765	JPMorgan Chase Bank N.A.	01/22/20	23,540
MXN	6,430,180	USD	338,000	Bank of America N.A.	01/23/20	1,094
BRL	2,009,123	USD	494,000	Credit Suisse International	02/04/20	4,988
BRL	5,148,885	USD	1,266,000	Credit Suisse International	02/04/20	12,784
BRL	1,716,703	USD	423,000	Morgan Stanley & Co. International PLC	02/04/20	3,363
JPY	29,446,480	USD	271,000	Morgan Stanley & Co. International PLC	02/05/20	440
MXN	38,009,000	USD	1,962,839	Bank of America N.A.	02/05/20	37,598
MXN	11,591,000	USD	591,320	HSBC Bank USA N.A.	02/05/20	18,722
MXN	9,096,000	USD	469,424	Royal Bank of Canada	02/05/20	9,304
JPY	91,140,636	USD	836,000	UBS AG	02/06/20	4,187
ARS	5,460,000	USD	77,447	BNP Paribas S.A.	02/12/20	9,707
RUB	53,260,620	USD	844,000	Bank of America N.A.	02/18/20	10,005
USD	1,409,390	EUR	1,075,000	Deutsche Bank AG	02/25/20	199,577
USD	1,404,847	JPY	140,000,000	Barclays Bank PLC	03/16/20	111,427
JPY	458,602,170	USD	4,220,000	Natwest Markets PLC	03/17/20	17,152
AUD	4,316,000	USD	2,972,287	Australia and New Zealand Bank Group	03/18/20	62,082
AUD	160,000	USD	109,874	Deutsche Bank AG	03/18/20	2,615
BRL	930,000	USD	224,730	Royal Bank of Canada	03/18/20	5,750
BRL	3,341,798	USD	811,000	UBS AG	03/18/20	17,189
CAD	1,725,447	USD	1,310,000	Bank of America N.A.	03/18/20	19,104
CAD	448,428	USD	340,000	UBS AG	03/18/20	5,422
CAD	3,600,000	USD	2,729,452	UBS AG	03/18/20	43,611
CHF	829,975	USD	850,000	Citibank N.A.	03/18/20	11,971
CNH	2,030,000	USD	287,655	Bank of America N.A.	03/18/20	3,462
CNH	5,974,659	USD	850,000	Natwest Markets PLC	03/18/20	6,810
CZK	12,118,954	USD	530,000	Citibank N.A.	03/18/20	4,680
EUR	380,000	USD	425,687	Bank of America N.A.	03/18/20	2,561
EUR	1,300,000	USD	1,458,137	Royal Bank of Canada	03/18/20	6,921
EUR	5,000,000	USD	5,578,035	State Street Bank and Trust Co.	03/18/20	56,807
EUR	5,000,000	USD	5,578,235	State Street Bank and Trust Co.	03/18/20	56,607
EUR	260,000	USD	290,168	Toronto-Dominion Bank	03/18/20	2,843
GBP	137,624	EUR	160,000	BNP Paribas S.A.	03/18/20	2,358
GBP	80,000	USD	105,754	Goldman Sachs International	03/18/20	433
IDR	1,040,000,000	USD	73,343	Standard Chartered Bank	03/18/20	1,379
IDR	8,870,000,000	USD	625,529	Standard Chartered Bank	03/18/20	11,762
INR	42,900,000	USD	596,828	JPMorgan Chase Bank N.A.	03/18/20	870
JPY	217,240,000	USD	1,998,347	Morgan Stanley & Co. International PLC	03/18/20	8,915
JPY	1,809,839,947	USD	16,648,114	State Street Bank and Trust Co.	03/18/20	74,515
KRW	170,000,000	USD	142,774	Standard Chartered Bank	03/18/20	4,589
KRW	1,292,934,060	USD	1,100,000	UBS AG	03/18/20	20,772
MXN	1,800,000	USD	92,555	Barclays Bank PLC	03/18/20	1,593
MXN	3,009,651	USD	156,000	Natwest Markets PLC	03/18/20	1,417
MYR	1,550,000	USD	372,176	Barclays Bank PLC	03/18/20	7,346
MYR	2,274,250	USD	550,000	Royal Bank of Canada	03/18/20	6,856
NOK	12,725,496	CAD	1,854,366	Natwest Markets PLC	03/18/20	21,405
NZD	60,000	USD	39,383	Morgan Stanley & Co. International PLC	03/18/20	1,051
PHP	2,800,000	USD	54,913	BNP Paribas S.A.	03/18/20	184
PLN	3,722,724	USD	970,000	Morgan Stanley & Co. International PLC	03/18/20	11,422
RUB	12,080,000	USD	187,942	Barclays Bank PLC	03/18/20	5,079
SGD	325,000	USD	240,593	Citibank N.A.	03/18/20	1,226
SGD	948,639	USD	700,000	Citibank N.A.	03/18/20	5,843
SGD	175,000	USD	129,168	HSBC Bank USA N.A.	03/18/20	1,043
SGD	225,000	USD	166,582	HSBC Bank USA N.A.	03/18/20	831
SGD	1,489,205	USD	1,100,000	Natwest Markets PLC	03/18/20	8,056
TWD	32,936,200	USD	1,100,000	Barclays Bank PLC	03/18/20	7,423
TWD	2,200,000	USD	72,836	Credit Suisse International	03/18/20	1,136
USD	3,335,287	GBP	2,495,000	Citibank N.A.	03/18/20	23,594
USD	156,446	INR	11,200,000	BNP Paribas S.A.	03/18/20	404
USD	156,490	INR	11,200,000	Citibank N.A.	03/18/20	448

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	270,000	INR	19,300,950	Deutsche Bank AG	03/18/20	$1,092
USD	42,150	INR	3,000,000	JPMorgan Chase Bank N.A.	03/18/20	353
USD	3,580,862	INR	255,960,000	Morgan Stanley & Co. International PLC	03/18/20	14,734
ZAR	11,953,837	USD	820,000	Bank of America N.A.	03/18/20	25,104
ZAR	20,103,847	USD	1,400,000	Bank of America N.A.	03/18/20	21,289
ZAR	1,190,000	USD	84,024	Natwest Markets PLC	03/18/20	106

						1,248,522

USD	255,027	BRL	1,027,939	Citibank N.A.	01/03/20	(507)
USD	261,661	BRL	1,054,677	Citibank N.A.	01/03/20	(520)
USD	265,814	BRL	1,071,415	Citibank N.A.	01/03/20	(529)
USD	327,059	BRL	1,318,275	Citibank N.A.	01/03/20	(650)
USD	828,000	BRL	3,527,446	Citibank N.A.	01/03/20	(48,885)
USD	494,000	BRL	2,006,628	Credit Suisse International	01/03/20	(4,826)
USD	1,266,000	BRL	5,142,492	Credit Suisse International	01/03/20	(12,368)
USD	264,903	BRL	1,067,743	Deutsche Bank AG	01/03/20	(527)
USD	1,282,584	BRL	5,169,711	Deutsche Bank AG	01/03/20	(2,551)
USD	336,000	MXN	6,433,392	BNP Paribas S.A.	01/03/20	(4,256)
USD	332,000	MXN	6,339,872	Citibank N.A.	01/03/20	(3,310)
JPY	27,217,561	USD	251,000	Bank of America N.A.	01/06/20	(505)
JPY	36,304,130	USD	335,000	Morgan Stanley & Co. International PLC	01/06/20	(877)
USD	271,000	JPY	29,495,724	Morgan Stanley & Co. International PLC	01/06/20	(462)
USD	315,000	JPY	34,354,904	Morgan Stanley & Co. International PLC	01/06/20	(1,183)
USD	334,000	ZAR	4,922,826	BNP Paribas S.A.	01/06/20	(17,346)
USD	338,000	ZAR	4,881,916	Bank of America N.A.	01/06/20	(10,427)
USD	502,000	CNH	3,535,435	Bank of America N.A.	01/08/20	(5,843)
USD	336,498	EUR	302,000	Bank of America N.A.	01/08/20	(2,361)
USD	406,000	KRW	482,985,720	Deutsche Bank AG	01/08/20	(12,007)
USD	586,000	KRW	697,117,320	Deutsche Bank AG	01/08/20	(17,330)
RUB	26,577,090	USD	430,871	Citibank N.A.	01/09/20	(2,666)
USD	423,000	RUB	26,577,090	Citibank N.A.	01/09/20	(5,205)
USD	4,220,000	JPY	460,131,920	Natwest Markets PLC	01/15/20	(16,782)
JPY	50,221,893	AUD	669,900	Morgan Stanley & Co. International PLC	01/17/20	(7,791)
USD	338,000	KRW	393,127,800	BNP Paribas S.A.	01/21/20	(2,369)
USD	327,465	RUB	21,205,834	Morgan Stanley & Co. International PLC	01/22/20	(13,666)
USD	600,449	RUB	38,883,580	Morgan Stanley & Co. International PLC	01/22/20	(25,059)
USD	1,017,806	RUB	65,910,586	Morgan Stanley & Co. International PLC	01/22/20	(42,476)
COP	1,109,886,000	USD	339,000	JPMorgan Chase Bank N.A.	01/24/20	(1,627)
USD	339,000	COP	1,129,039,500	Citibank N.A.	01/24/20	(4,195)
USD	108,916	CHF	106,567	Morgan Stanley & Co. International PLC	02/05/20	(1,430)
USD	695,005	EUR	618,436	HSBC Bank USA N.A.	02/05/20	(117)
USD	383,523	IDR	5,443,721,000	BNP Paribas S.A.	02/05/20	(8,931)
USD	545,754	IDR	7,750,686,109	BNP Paribas S.A.	02/05/20	(13,016)
USD	1,277,456	IDR	18,059,400,000	BNP Paribas S.A.	02/05/20	(24,500)
USD	2,548,063	IDR	36,118,798,762	Barclays Bank PLC	02/05/20	(55,848)
USD	1,272,685	IDR	18,059,398,761	Citibank N.A.	02/05/20	(29,271)
USD	9,536,370	MXN	184,540,211	HSBC Bank USA N.A.	02/05/20	(176,095)
USD	4,430,746	RUB	284,733,000	JPMorgan Chase Bank N.A.	02/05/20	(141,979)
USD	672,000	ZAR	9,491,597	JPMorgan Chase Bank N.A.	02/05/20	(2,721)
USD	60,000	ARS	5,460,000	BNP Paribas S.A.	02/12/20	(27,154)
EUR	90,000	GBP	76,778	Citibank N.A.	03/18/20	(483)
GBP	27,987	EUR	33,356	BNP Paribas S.A.	03/18/20	(442)
GBP	134,784	EUR	160,000	Citibank N.A.	03/18/20	(1,412)
GBP	9,244	EUR	11,029	Goldman Sachs International	03/18/20	(159)
GBP	13,967	EUR	16,644	Goldman Sachs International	03/18/20	(219)
GBP	32,663	EUR	38,971	Natwest Markets PLC	03/18/20	(565)
GBP	42,013	EUR	50,000	Natwest Markets PLC	03/18/20	(583)
INR	6,800,000	USD	95,132	Morgan Stanley & Co. International PLC	03/18/20	(391)
INR	22,400,000	USD	313,374	Morgan Stanley & Co. International PLC	03/18/20	(1,289)
JPY	1,176,678,034	EUR	9,666,501	State Street Bank and Trust Co.	03/18/20	(21,525)
JPY	24,000,000	USD	222,228	Deutsche Bank AG	03/18/20	(472)
TRY	1,321,295	USD	222,000	Citibank N.A.	03/18/20	(4,088)

CONSOLIDATED SCHEDULE OF INVESTMENTS	25

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	48,263	AUD	70,000	Natwest Markets PLC	03/18/20	$(951)
USD	75,971	BRL	310,000	Citibank N.A.	03/18/20	(855)
USD	3,348,000	BRL	13,796,773	Goldman Sachs International	03/18/20	(71,220)
USD	427,940	CNH	3,020,000	Bank of America N.A.	03/18/20	(5,150)
USD	1,316,100	CNH	9,250,000	Westpac Banking Corp.	03/18/20	(10,418)
USD	2,000,000	CNY	14,014,274	State Street Bank and Trust Co.	03/18/20	(8,564)
USD	267,377	EUR	238,000	Bank of America N.A.	03/18/20	(841)
USD	351,635	EUR	313,000	Bank of America N.A.	03/18/20	(1,106)
USD	972,151	EUR	865,648	Royal Bank of Canada	03/18/20	(3,407)
USD	1,241,456	EUR	1,105,449	Royal Bank of Canada	03/18/20	(4,350)
USD	6,613,901	EUR	5,906,606	State Street Bank and Trust Co.	03/18/20	(42,657)
USD	57,666	HKD	450,000	Australia and New Zealand Bank Group	03/18/20	(49)
USD	205,208	IDR	2,900,000,000	BNP Paribas S.A.	03/18/20	(3,151)
USD	145,940	IDR	2,053,090,000	Goldman Sachs International	03/18/20	(1,570)
USD	85,148	IDR	1,207,398,798	Standard Chartered Bank	03/18/20	(1,601)
USD	3,405,000	IDR	48,119,460,000	State Street Bank and Trust Co.	03/18/20	(52,282)
USD	91,873	JPY	10,000,000	Bank of America N.A.	03/18/20	(525)
USD	60,179	KRW	70,000,000	Bank of America N.A.	03/18/20	(500)
USD	31,339	MXN	600,000	Bank of America N.A.	03/18/20	(44)
USD	1,898,000	MXN	36,601,028	State Street Bank and Trust Co.	03/18/20	(16,384)
USD	168,533	MYR	700,000	Goldman Sachs International	03/18/20	(2,864)
USD	52,126	PLN	200,000	Citibank N.A.	03/18/20	(600)
USD	1,420,000	RUB	90,279,175	Goldman Sachs International	03/18/20	(22,536)
USD	310,000	SEK	2,895,363	Natwest Markets PLC	03/18/20	(239)
USD	1,848,055	SGD	2,510,000	HSBC Bank USA N.A.	03/18/20	(19,533)
USD	30,220	TWD	900,000	Goldman Sachs International	03/18/20	(41)
USD	18,753	ZAR	280,000	Bank of America N.A.	03/18/20	(1,042)
USD	79,701	ZAR	1,190,000	Bank of America N.A.	03/18/20	(4,429)
USD	588,000	ZAR	8,636,346	UBS AG	03/18/20	(22,567)
USD	935,453	ZAR	13,740,000	UBS AG	03/18/20	(35,928)
USD	223,844	EUR	198,926	UBS AG	11/27/20	(3,859)

						(1,121,059)

	Net unrealized appreciation					$127,463

Interest Rate Caps — Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Depreciation
Call
2Y-10Y CMS Index Cap	0.21%	Goldman Sachs International	5/29/20	USD 26,204	$28,938	$40,616	$(11,678)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Consumer Discretionary Select	299	01/17/20	USD	126.00	USD	3,750	$41,860
DAX Index	9	01/17/20	EUR	13,400.00	EUR	596	3,571
Emerson Electric Co.	36	01/17/20	USD	65.00	USD	275	40,680
Euro Stoxx 50 Index	44	01/17/20	EUR	3,775.00	EUR	1,648	9,525
Euro Stoxx 50 Index	37	01/17/20	EUR	3,675.00	EUR	1,386	34,344
QUALCOMM, Inc.	36	01/17/20	USD	70.00	USD	318	66,150
SPDR S&P 500 ETF Trust	77	01/17/20	USD	310.00	USD	2,478	103,372
SPDR S&P 500 ETF Trust	202	01/17/20	USD	323.00	USD	6,502	55,045
SPDR S&P 500 ETF Trust	156	01/17/20	USD	321.00	USD	5,021	63,024
SPDR S&P 500 ETF Trust	231	01/17/20	USD	330.00	USD	7,435	7,739
Vaneck Vectors Gold Miners ETF	98	01/17/20	USD	30.00	USD	287	3,920
iShares MSCI Emerging Markets ETF	165	01/17/20	USD	44.23	USD	740	18,067

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc.

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
DAX Index	9	03/20/20	EUR	14,000.00	EUR	596	$2,650
DAX Index	3	03/20/20	EUR	13,600.00	EUR	199	2,755
Euro Stoxx 50 Index	8	03/20/20	EUR	3,600.00	EUR	300	16,211
Euro Stoxx 50 Index	18	03/20/20	EUR	3,900.00	EUR	674	4,109
Euro Stoxx 50 Index	6	03/20/20	EUR	3,800.00	EUR	225	3,604
Lowe’s Cos., Inc.	40	04/17/20	USD	125.00	USD	479	14,500
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	80	04/17/20	USD	50.00	USD	465	70,800

							561,926

Put
DAX Index	5	01/17/20	EUR	12,700.00	EUR	331	757
Euro Stoxx 50 Index	9	01/17/20	EUR	3,575.00	EUR	337	747
SPDR S&P 500 ETF Trust	138	01/17/20	USD	302.00	USD	4,442	5,313
SPDR S&P 500 ETF Trust	42	01/17/20	USD	303.00	USD	1,352	1,743
iShares MSCI Emerging Markets ETF	165	01/17/20	USD	38.73	USD	740	1,238

							9,798

							$571,724

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
EUR Currency Call/USD Currency Put	Up-and-in	Citibank N.A.	6,920,000	01/20/20	EUR	1.16	USD	1.21	EUR	6,920	$225
EUR Currency	One-touch	Goldman Sachs International	20,000	03/05/20	EUR	1.15	USD	1.15	EUR	20	6,605
Dow Jones Euro STOXX Banks Index(a)	One-touch	Citibank N.A.	24,000	03/20/20	EUR	105.00	EUR	105.00	EUR	24	3,523
Dow Jones Euro STOXX Banks Index(a)	One-touch	Citibank N.A.	24,000	03/20/20	EUR	107.00	EUR	107.00	EUR	24	4,258
Dow Jones Euro STOXX Banks Index(a)	One-touch	Citibank N.A.	24,000	03/20/20	EUR	103.00	EUR	103.00	EUR	24	2,761
Dow Jones Euro STOXX Banks Index(a)	One-touch	Citibank N.A.	24,000	03/20/20	EUR	107.00	EUR	107.00	EUR	24	4,257
Dow Jones Euro STOXX Banks Index(a)	One-touch	Citibank N.A.	24,000	03/20/20	EUR	103.00	EUR	103.00	EUR	24	2,761
Dow Jones Euro STOXX Banks Index(a)	One-touch	Citibank N.A.	24,000	03/20/20	EUR	105.00	EUR	105.00	EUR	24	3,522
EUR Currency	Instant one-touch	Bank of America N.A.	45,000	05/25/20	EUR	1.16	CHF	1.16	EUR	45	2,171
EUR Currency	Instant one-touch	Bank of America N.A.	49,000	05/25/20	EUR	1.16	CHF	1.16	EUR	49	2,363
USD Currency	One-touch	Standard Chartered Bank	142,000	06/16/20	USD	6.70	CNH	6.70	USD	142	22,901
EUR Currency	Instant one-touch	Bank of America N.A.	45,000	08/25/20	EUR	1.17	CHF	1.17	EUR	45	2,592
EUR Currency	Instant one-touch	Bank of America N.A.	49,000	08/25/20	EUR	1.17	CHF	1.17	EUR	49	2,823

											60,762

Put
USD Currency	One-touch	Bank of America N.A.	13,000	01/06/20	USD	5.60	TRY	5.60	USD	13	—
USD Currency	One-touch	BNP Paribas S.A.	40,000	01/06/20	USD	5.60	TRY	5.60	USD	40	1
USD Currency	One-touch	BNP Paribas S.A.	50,000	01/10/20	USD	5.67	TRY	5.67	USD	50	262
USD Currency	One-touch	BNP Paribas S.A.	84,000	01/10/20	USD	5.67	TRY	5.67	USD	84	440
USD Currency	One-touch	HSBC Bank USA N.A.	55,300	01/23/20	USD	6.90	CNH	6.90	USD	55	9,928
EUR Currency	One-touch	Deutsche Bank AG	25,300	02/06/20	EUR	9.85	NOK	9.85	EUR	25	12,651
USD Currency	One-touch	Citibank N.A.	73,000	02/06/20	USD	3.98	BRL	3.98	USD	73	27,216
USD Currency	One-touch	Deutsche Bank AG	58,000	02/06/20	USD	3.98	BRL	3.98	USD	58	21,623
USD Currency	One-touch	Bank of America N.A.	53,000	02/07/20	USD	62.10	RUB	62.10	USD	53	26,046
USD Currency	One-touch	Bank of America N.A.	68,000	02/14/20	USD	61.10	RUB	61.10	USD	68	15,199
USD Currency	One-touch	HSBC Bank USA N.A.	165,000	03/11/20	USD	99.00	JPY	99.00	USD	165	1,741

											115,107

											$175,869

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

CONSOLIDATED SCHEDULE OF INVESTMENTS	27

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap, 08/15/30	3-Month LIBOR, 1.91%	Quarterly	1.08%	Semi-Annual	Bank of America N.A.	08/13/20	1.08%	USD	4,248	$8,363

Put
10-Year Interest Rate Swap, 01/08/30	1.86%	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Morgan Stanley & Co. International PLC	01/06/20	1.86	USD	20,920	104,576
10-Year Interest Rate Swap, 01/11/30	0.25	Annual	3-Month EURIBOR, (0.38)%	Semi-Annual	Citibank N.A.	01/09/20	0.25	EUR	10,056	10,080
10-Year Interest Rate Swap, 08/15/30	2.08	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Bank of America N.A.	08/13/20	2.08	USD	4,248	50,468

										165,124

										$173,487

OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Deutsche Bank AG	01/09/20	ZAR	15.30	USD	418	$—
USD Currency	Bank of America N.A.	01/21/20	TWD	30.60	USD	836	55
USD Currency	Barclays Bank PLC	01/22/20	CNH	7.05	USD	7,500	8,760
USD Currency	Bank of America N.A.	03/24/20	ZAR	15.50	USD	1,325	5,993
USD Currency	Citibank N.A.	03/24/20	ZAR	17.00	USD	663	320
USD Currency	Deutsche Bank AG	03/31/20	ZAR	14.65	USD	627	9,387
USD Currency	Citibank N.A.	04/08/20	ZAR	15.60	USD	1,253	6,840

							31,355

Put
EUR Currency	Natwest Markets PLC	01/06/20	USD	1.11	EUR	760	39
USD Currency	Morgan Stanley & Co. International PLC	01/08/20	JPY	108.00	USD	8,150	10,514
USD Currency	Deutsche Bank AG	01/14/20	KRW	1,178.00	USD	841	17,438
USD Currency	Deutsche Bank AG	01/17/20	BRL	3.96	USD	501	1,032
USD Currency	Morgan Stanley & Co. International PLC	01/17/20	BRL	4.10	USD	668	13,665
EUR Currency	Bank of America N.A.	01/20/20	USD	1.11	EUR	6,920	5,954
EUR Currency	Goldman Sachs International	01/22/20	GBP	0.84	EUR	1,136	3,755
USD Currency	Citibank N.A.	02/06/20	BRL	4.14	USD	794	25,431
USD Currency	Credit Suisse International	02/06/20	BRL	4.18	USD	666	26,956
USD Currency	Deutsche Bank AG	02/14/20	BRL	4.10	USD	1,262	31,501
USD Currency	Citibank N.A.	02/19/20	BRL	4.16	USD	419	15,656
USD Currency	Bank of America N.A.	03/06/20	RUB	64.30	USD	794	26,174
USD Currency	Citibank N.A.	03/06/20	BRL	4.14	USD	794	27,361
USD Currency	HSBC Bank USA N.A.	03/11/20	JPY	102.00	USD	12,380	9,310
USD Currency	Bank of America N.A.	03/11/20	JPY	99.00	USD	8,043	949
EUR Currency	Citibank N.A.	03/16/20	GBP	0.83	EUR	950	4,029
EUR Currency	Morgan Stanley & Co. International PLC	03/17/20	USD	1.08	EUR	9,467	5,246
USD Currency	Deutsche Bank AG	04/02/20	JPY	107.00	USD	2,507	19,018
USD Currency	Bank of America N.A.	04/06/20	JPY	103.50	USD	3,008	7,752
EUR Currency	Bank of America N.A.	04/23/20	USD	1.15	EUR	4,000	114,750
USD Currency	Citibank N.A.	05/01/20	JPY	107.00	USD	836	8,387
EUR Currency	Natwest Markets PLC	06/24/20	USD	1.17	EUR	5,150	208,818
EUR Currency	Bank of America N.A.	07/23/20	USD	1.12	EUR	846	7,754

							591,489

							$622,844

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc.

Interest Rate Caps — Sold

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation
Call
2Y-10Y CMS Index Cap	0.71%	Goldman Sachs International	5/29/20	USD 26,204	$(525)	$(11,792)	$11,267

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Emerson Electric Co.	36	01/17/20	USD	75.00	USD	275	$(7,560)
QUALCOMM, Inc.	36	01/17/20	USD	85.00	USD	318	(14,670)
Lowe’s Cos., Inc.	40	04/17/20	USD	135.00	USD	479	(4,480)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	80	04/17/20	USD	55.00	USD	465	(39,200)
Verizon Communications, Inc.	40	06/19/20	USD	65.00	USD	246	(3,700)

							(69,610)

Put
United Rentals, Inc.	13	01/17/20	USD	135.00	USD	217	(97)
United Rentals, Inc.	9	01/17/20	USD	140.00	USD	150	(90)

							(187)

							$(69,797)

OTC Barrier Options Written

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
EUR Currency Call/USD Currency Put	Up-and-in	Bank of America N.A.	6,920,000	01/20/20	EUR	1.16	USD	1.21	EUR	6,920	$(225)

Put
USD Currency Put/JPY Currency Call	Down-and-in	Bank of America N.A.	3,008,000	04/06/20	USD	100.00	JPY	96.50	USD	3,008	(2,608)

											$(2,833)

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap, 04/29/22	1.90%	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Goldman Sachs International	04/27/20	1.90%	USD	17,926	$(98,968)
2-Year Interest Rate Swap, 08/15/22	0.88	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Bank of America N.A.	08/13/20	0.88	USD	21,242	(8,296)

										(107,264)

Put
10-Year Interest Rate Swap, 01/08/30	3-Month LIBOR, 1.91%	Quarterly	2.01%	Semi-Annual	Morgan Stanley & Co. International PLC	01/06/20	2.01	USD	20,920	(6,526)
10-Year Interest Rate Swap, 01/11/30	3-Month EURIBOR, (0.38)%	Semi-Annual	0.50	Annual	Citibank N.A.	01/09/20	0.50	EUR	10,056	(1)
2-Year Interest Rate Swap, 08/15/22	3-Month LIBOR, 1.91%	Quarterly	1.88	Semi-Annual	Bank of America N.A.	08/13/20	1.88	USD	21,242	(28,018)
2-Year Interest Rate Swap, 10/07/22	3-Month LIBOR, 1.91%	Quarterly	3.55	Semi-Annual	Bank of America N.A.	10/05/20	3.55	USD	20,809	(93)
2-Year Interest Rate Swap, 10/15/22	3-Month LIBOR, 1.91%	Quarterly	3.75	Semi-Annual	Bank of America N.A.	10/13/20	3.75	USD	36,833	(122)

										(34,760)

										$(142,024)

CONSOLIDATED SCHEDULE OF INVESTMENTS	29

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc.

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Citibank N.A.	01/09/20	ZAR	15.30	USD	418	$—
USD Currency	Morgan Stanley & Co. International PLC	01/17/20	BRL	4.35	USD	250	(1)
USD Currency	Citibank N.A.	01/20/20	RUB	62.60	USD	591	(2,550)
USD Currency	Citibank N.A.	02/05/20	JPY	109.00	USD	251	(1,071)
USD Currency	Credit Suisse International	02/06/20	BRL	4.35	USD	333	(194)
EUR Currency	Bank of America N.A.	02/14/20	CNH	7.85	EUR	606	(4,788)
USD Currency	Citibank N.A.	02/19/20	BRL	4.35	USD	251	(310)
EUR Currency	Morgan Stanley & Co. International PLC	03/17/20	USD	1.15	EUR	9,467	(30,711)
USD Currency	Bank of America N.A.	03/24/20	ZAR	17.00	USD	1,325	(639)
USD Currency	Deutsche Bank AG	03/31/20	ZAR	15.35	USD	1,253	(8,067)
USD Currency	Citibank N.A.	04/08/20	ZAR	17.00	USD	1,253	(1,144)

							(49,475)

Put
EUR Currency	Natwest Markets PLC	01/06/20	USD	1.10	EUR	760	(1)
USD Currency	Citibank N.A.	01/09/20	ZAR	14.45	USD	418	(13,194)
USD Currency	Morgan Stanley & Co. International PLC	01/17/20	BRL	3.99	USD	501	(1,993)
EUR Currency	Citibank N.A.	01/20/20	USD	1.11	EUR	6,920	(6,132)
EUR Currency	Bank of America N.A.	01/22/20	GBP	0.84	EUR	1,136	(3,781)
USD Currency	Citibank N.A.	02/05/20	JPY	108.00	USD	251	(1,279)
USD Currency	Citibank N.A.	02/06/20	BRL	3.98	USD	1,191	(8,899)
USD Currency	Credit Suisse International	02/06/20	BRL	4.06	USD	999	(17,393)
USD Currency	Deutsche Bank AG	02/14/20	BRL	3.98	USD	1,682	(14,014)
USD Currency	Bank of America N.A.	03/06/20	RUB	62.50	USD	1,190	(15,283)
USD Currency	Citibank N.A.	03/06/20	BRL	3.98	USD	1,191	(12,989)
USD Currency	HSBC Bank USA N.A.	03/11/20	JPY	99.00	USD	16,085	(1,914)
EUR Currency	Citibank N.A.	03/16/20	GBP	0.81	EUR	950	(591)
USD Currency	Citibank N.A.	05/01/20	JPY	104.00	USD	836	(3,534)

							(100,997)

							$(150,472)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CDX North America High Yield Index, Series 29, Version 1	5.00%	Quarterly	12/20/22	USD	3,927	$(288,495)	$(194,548)	$(93,947)
Markit iTraxx XO, Series 28, Version 1	5.00	Quarterly	12/20/22	EUR	492	(52,258)	(42,162)	(10,096)
Markit iTraxx Europe, Series 29, Version 1	1.00	Quarterly	06/20/23	EUR	440	(12,447)	(7,326)	(5,121)
Markit CDX North America IG, Series 31, Version 1	1.00	Quarterly	12/20/23	USD	4,845	(123,974)	(78,416)	(45,558)
Markit CDX North America IG, Series 32, Version 1	1.00	Quarterly	06/20/24	USD	2,663	(70,317)	(50,880)	(19,437)
Markit CDX North America High Yield Index, Series 33, Version 1	5.00	Quarterly	12/20/24	USD	624	(69,093)	(43,797)	(25,296)
Markit CDX North America IG, Series 33, Version 1	1.00	Quarterly	12/20/24	USD	26,868	(706,289)	(603,287)	(103,002)
Markit iTraxx Europe, Series 32, Version 1	1.00	Quarterly	12/20/24	EUR	4,495	(141,826)	(120,002)	(21,824)
Markit iTraxx XO, Series 32, Version 1	5.00	Quarterly	12/20/24	EUR	4,673	(723,635)	(662,119)	(61,516)

						$(2,188,334)	$(1,802,537)	$(385,797)

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Markit iTraxx Finsr, Series 28, Version 1	1.00%	Quarterly	12/20/22	CC+	EUR	1,318	$33,890	$12,682	$21,208
Markit CDX North America IG, Series 30, Version 1	1.00	Quarterly	06/20/23	BB	USD	830	19,555	8,684	10,871
Markit iTraxx Finsr, Series 29, Version 1	1.00	Quarterly	06/20/23	CCC	EUR	1,020	27,884	15,000	12,884
Markit CDX North America High Yield Index, Series 32, Version 1	5.00	Quarterly	06/20/24	B-	USD	1,749	176,010	112,936	63,074

							$257,339	$149,302	$108,037

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Month MXIBOR, 7.56%	Monthly	6.88%	Monthly	N/A		12/15/20	MXN	62,118	$(5,575)	$49	$(5,624)
1-Month MXIBOR, 7.56%	Monthly	6.88	Monthly	N/A		12/16/20	MXN	120,182	(10,874)	96	(10,970)
6-Month LIBOR, 1.35%	Semi-Annual	1.91	Semi-Annual	N/A		07/09/21	CAD	9,280	(11,705)	104	(11,809)
6-Month LIBOR, 1.35%	Semi-Annual	1.91%	Semi-Annual	N/A		07/09/21	CAD	720	(936)	7	(943)
6.86%	Monthly	1-Month MXIBOR, 7.56%	Monthly	07/24/20	(a)	07/23/21	MXN	16,324	(3,079)	13	(3,092)
2.46	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		07/25/21	USD	19,070	(354,946)	251	(355,197)
6.90	Monthly	1-Month MXIBOR, 7.56%	Monthly	07/27/20	(a)	07/26/21	MXN	22,786	(4,797)	19	(4,816)
2.18	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		08/01/21	USD	29,547	(390,642)	393	(391,035)
2.34	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		08/02/21	USD	38,983	(642,819)	519	(643,338)
6.78	Monthly	1-Month MXIBOR, 7.56%	Monthly	08/07/20	(a)	08/06/21	MXN	72,101	(11,406)	58	(11,464)
2.20	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		08/09/21	USD	29,591	(406,617)	399	(407,016)
2.16	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		08/12/21	USD	17,394	(224,679)	235	(224,914)
1.16	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		10/03/21	USD	500	5,823	3	5,820
6-Month EURIBOR, (0.32)%	Annual	(0.53)	Annual	10/28/20	(a)	10/28/21	EUR	4,495	(5,013)	86	(5,099)
6-Month EURIBOR, (0.32)%	Annual	(0.53)	Annual	10/28/20	(a)	10/28/21	EUR	8,185	(9,409)	157	(9,566)
6-Month EURIBOR, (0.32)%	Annual	(0.46)	Annual	12/08/20	(a)	12/08/21	EUR	2,990	(1,117)	185	(1,302)
6-Month EURIBOR, (0.32)%	Annual	(0.46)	Annual	12/08/20	(a)	12/08/21	EUR	2,980	(1,324)	638	(1,962)
1-Month MXIBOR, 7.56%	Monthly	6.52	Monthly	N/A		12/14/21	MXN	94,296	(17,999)	82	(18,081)
1.55	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	04/03/20	(a)	12/15/21	USD	10,510	16,021	98	15,923
1-Month MXIBOR, 7.56%	Monthly	6.51	Monthly	N/A		12/15/21	MXN	80,339	(15,885)	70	(15,955)
6-Month EURIBOR, (0.32)%	Annual	(0.43)	Annual	01/04/21	(a)	01/04/22	EUR	2,440	(377)	(190)	(187)
6-Month EURIBOR, (0.32)%	Annual	(0.43)	Annual	01/04/21	(a)	01/04/22	EUR	2,440	(377)	(211)	(166)
3-Month LIBOR, 1.91%	Quarterly	2.07	Semi-Annual	N/A		02/28/22	USD	11,100	147,618	107	147,511
7.23%	Monthly	1-Month MXIBOR, 7.56%	Monthly	N/A		07/18/22	MXN	17,742	(13,414)	14	(13,428)
7.23	Monthly	1-Month MXIBOR, 7.56%	Monthly	N/A		07/19/22	MXN	8,871	(6,728)	6	(6,734)
7.22	Monthly	1-Month MXIBOR, 7.56%	Monthly	N/A		07/20/22	MXN	3,412	(2,549)	3	(2,552)
7.21	Monthly	1-Month MXIBOR, 7.56%	Monthly	N/A		07/25/22	MXN	4,776	(3,544)	4	(3,548)
7.20	Monthly	1-Month MXIBOR, 7.56%	Monthly	N/A		08/03/22	MXN	22,122	(16,612)	16	(16,628)
1-Month MXIBOR, 7.56%	Monthly	7.00%	Monthly	N/A		08/11/22	MXN	38,353	18,141	29	18,112
3-Month LIBOR, 1.91%	Quarterly	2.16	Semi-Annual	N/A		09/29/22	USD	1,860	33,804	—	33,804
1-Month MXIBOR, 7.56%	Monthly	6.89	Monthly	N/A		09/29/22	MXN	20,000	7,555	12	7,543
7.11	Monthly	1-Month MXIBOR, 7.56%	Monthly	N/A		10/14/22	MXN	14,909	(10,131)	6	(10,137)
7.11	Monthly	1-Month MXIBOR, 7.56%	Monthly	N/A		10/14/22	MXN	19,651	(13,216)	11	(13,227)
3-Month LIBOR, 1.91%	Quarterly	2.12	Semi-Annual	N/A		10/30/22	USD	3,500	43,170	(2,780)	45,950
2.02	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		10/30/22	USD	2,000	(18,790)	4,134	(22,924)
3-Month LIBOR, 1.91%	Quarterly	2.26	Semi-Annual	N/A		12/14/22	USD	1,735	28,848	19	28,829
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.12	Semi-Annual	N/A		04/24/23	JPY	3,065,000	111,516	371	111,145
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.14	Semi-Annual	N/A		09/20/23	JPY	29,000	1,383	4	1,379
3.00	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		10/25/23	USD	3,313	(165,166)	47	(165,213)
3.13	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		11/16/23	USD	9,596	(527,463)	138	(527,601)
3-Month LIBOR, 1.91%	Quarterly	3.09	Semi-Annual	N/A		11/27/23	USD	3,756	200,785	54	200,731

CONSOLIDATED SCHEDULE OF INVESTMENTS	31

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 1.91%	Quarterly	1.86%	Semi-Annual	N/A		11/30/23	USD	21,500	$126,509	$366	$126,143
3-Month LIBOR, 1.91%	Quarterly	3.08	Semi-Annual	N/A		12/04/23	USD	2,986	158,634	43	158,591
3-Month LIBOR, 1.91%	Quarterly	3.06	Semi-Annual	N/A		12/20/23	USD	18,445	965,698	270	965,428
3-Month LIBOR, 1.91%	Quarterly	3.05	Semi-Annual	N/A		12/28/23	USD	14,605	757,514	215	757,299
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.00	Semi-Annual	N/A		03/06/24	JPY	113,000	(886)	16	(902)
3-Month LIBOR, 1.91%	Quarterly	1.72	Semi-Annual	N/A		06/27/24	USD	7,468	(2,549)	122	(2,671)
3-Month LIBOR, 1.91%	Quarterly	1.76	Semi-Annual	N/A		07/02/24	USD	798	4,070	13	4,057
3-Month LIBOR, 1.91%	Quarterly	1.72%	Semi-Annual	N/A		07/05/24	USD	2,320	7,874	38	7,836
3-Month LIBOR, 1.91%	Quarterly	1.72	Semi-Annual	N/A		07/05/24	USD	780	2,629	13	2,616
3-Month LIBOR, 1.91%	Quarterly	2.64	Semi-Annual	N/A		07/26/24	USD	5,230	252,072	86	251,986
2.34%	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		07/26/24	USD	19,050	(641,815)	316	(642,131)
3-Month LIBOR, 1.91%	Quarterly	2.31	Semi-Annual	N/A		08/09/24	USD	3,995	129,405	67	129,338
3-Month LIBOR, 1.91%	Quarterly	2.30	Semi-Annual	N/A		08/09/24	USD	2,397	75,905	40	75,865
2.16	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		08/09/24	USD	12,872	(323,638)	215	(323,853)
2.15	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		08/09/24	USD	7,694	(187,871)	129	(188,000)
1-Month MXIBOR, 7.56%	Monthly	6.73	Monthly	N/A		08/09/24	MXN	6,905	1,752	6	1,746
3-Month LIBOR, 1.91%	Quarterly	2.28	Semi-Annual	N/A		08/12/24	USD	2,349	71,735	39	71,696
2.13	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		08/12/24	USD	7,136	(166,200)	120	(166,320)
1-Month MXIBOR, 7.56%	Monthly	6.67	Monthly	N/A		08/12/24	MXN	28,395	3,571	25	3,546
1-Month MXIBOR, 7.56%	Monthly	6.72	Monthly	N/A		08/13/24	MXN	24,432	5,522	21	5,501
1.51	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		08/28/24	USD	19,731	124,902	334	124,568
1.52	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		09/12/24	USD	2,775	16,010	47	15,963
3-Month LIBOR, 1.91%	Quarterly	2.26	Semi-Annual	N/A		10/25/24	USD	10,653	265,077	186	264,891
6-Month GBP LIBOR, 0.87%	Semi-Annual	0.83	Semi-Annual	N/A		11/07/24	GBP	730	(2,292)	19	(2,311)
1-Month MXIBOR, 7.56%	Monthly	6.59	Monthly	N/A		11/08/24	MXN	36,574	(2,280)	33	(2,313)
1.56	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		11/08/24	USD	10,807	96,826	191	96,635
3-Month LIBOR, 1.91%	Quarterly	1.28	Semi-Annual	N/A		11/29/24	USD	5,130	(113,597)	91	(113,688)
1.53	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		12/02/24	USD	10,260	103,916	183	103,733
1.51	Semi-Annual	6-Month SIBOR, 1.66%	Semi-Annual	03/18/20	(a)	03/18/25	SGD	590	(99)	8	(107)
3-Month LIBOR, 1.91%	Quarterly	1.61	Semi-Annual	03/18/20	(a)	03/18/25	USD	440	(2,601)	1	(2,602)
1.61	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	03/18/20	(a)	03/18/25	USD	155	951	3	948
1.62	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	03/18/20	(a)	03/18/25	USD	141	788	3	785
3-Month LIBOR, 1.91%	Quarterly	1.63%	Semi-Annual	03/18/20	(a)	03/18/25	USD	220	(1,086)	4	(1,090)
3-Month LIBOR, 1.91%	Quarterly	2.49	Semi-Annual	N/A		09/30/25	USD	18,750	862,968	317	862,651
1.71%	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		05/05/26	USD	92	451	1	450
1.70	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		05/05/26	USD	6,150	32,089	32	32,057
1.73	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		05/25/26	USD	290	1,087	—	1,087
1.74	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		05/25/26	USD	210	639	—	639
1.72	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		05/25/26	USD	220	923	3	920
1.73	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		05/26/26	USD	740	2,488	10	2,478
1.76	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		11/10/26	USD	1,363	3,854	19	3,835
1.74	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		11/16/26	USD	6,380	26,634	16,955	9,679
2.37	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		12/15/26	USD	920	(34,488)	—	(34,488)
1.80	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		01/30/27	USD	2,520	(9,266)	22,077	(31,343)
1.80	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		01/31/27	USD	2,600	(9,854)	20,492	(30,346)
2.31	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		07/28/27	USD	2,570	(104,915)	42	(104,957)
2.39	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		10/31/27	USD	1,300	(54,165)	3,725	(57,890)
3.06	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		11/15/27	USD	5,500	(504,768)	93	(504,861)
2.28	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		12/08/27	USD	2,354	(77,880)	39	(77,919)
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.31	Semi-Annual	N/A		04/24/28	JPY	845,388	147,630	148	147,482
3.09	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		04/27/28	USD	540	(53,010)	9	(53,019)
3.05	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		04/30/28	USD	2,235	(212,796)	38	(212,834)
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.35	Semi-Annual	N/A		05/01/28	JPY	575,000	115,655	98	115,557
3.07	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		06/14/28	USD	2,140	(205,100)	37	(205,137)
3.05	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		06/18/28	USD	1,410	(134,006)	(9,540)	(124,466)
2.94	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		07/17/28	USD	4,726	(450,991)	85	(451,076)
3-Month LIBOR, 1.91%	Quarterly	3.08%	Semi-Annual	N/A		09/04/28	USD	1,600	170,895	29	170,866
3-Month LIBOR, 1.91%	Quarterly	3.06	Semi-Annual	N/A		09/05/28	USD	1,560	163,983	28	163,955
3-Month LIBOR, 1.91%	Quarterly	3.10	Semi-Annual	N/A		09/06/28	USD	1,641	178,021	30	177,991
3-Month LIBOR, 1.91%	Quarterly	3.10	Semi-Annual	N/A		09/06/28	USD	1,638	177,006	30	176,976
0.35%	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	N/A		09/20/28	JPY	11,000	(2,343)	2	(2,345)

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 1.91%	Quarterly	3.17%	Semi-Annual	N/A		11/20/28	USD	1,155	$125,086	$22	$125,064
3.08	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		12/19/28	USD	6,410	(643,814)	121	(643,935)
3.28	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		01/04/29	USD	2,420	(310,839)	46	(310,885)
3-Month LIBOR, 1.91%	Quarterly	3.13	Semi-Annual	N/A		01/04/29	USD	8,275	952,868	153	952,715
2.80	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		01/11/29	USD	1,320	(113,066)	25	(113,091)
3.04	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		02/16/29	USD	1,435	(153,593)	27	(153,620)
2.82	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		02/21/29	USD	7,650	(667,486)	143	(667,629)
2.85	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		02/21/29	USD	2,640	(238,523)	49	(238,572)
3-Month LIBOR, 1.91%	Quarterly	2.72	Semi-Annual	N/A		02/21/29	USD	10,900	854,622	204	854,418
3-Month LIBOR, 1.91%	Quarterly	2.75	Semi-Annual	N/A		02/21/29	USD	9,350	762,046	175	761,871
0.18	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	N/A		03/06/29	JPY	56,000	(3,358)	10	(3,368)
3-Month LIBOR, 1.91%	Quarterly	2.70	Semi-Annual	N/A		03/13/29	USD	3,843	295,843	72	295,771
3-Month LIBOR, 1.91%	Quarterly	2.61	Semi-Annual	N/A		04/10/29	USD	3,843	244,306	74	244,232
3-Month LIBOR, 1.91%	Quarterly	2.30	Semi-Annual	N/A		05/28/29	USD	2,454	87,683	48	87,635
2.21	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		06/26/29	USD	8,155	(226,856)	159	(227,015)
3-Month LIBOR, 1.91%	Quarterly	1.96	Semi-Annual	N/A		06/27/29	USD	2,645	14,478	52	14,426
3-Month LIBOR, 1.91%	Quarterly	1.99	Semi-Annual	N/A		06/28/29	USD	1,654	14,016	32	13,984
3-Month LIBOR, 1.91%	Quarterly	1.97	Semi-Annual	N/A		07/02/29	USD	868	9,832	17	9,815
3-Month LIBOR, 1.91%	Quarterly	2.59	Semi-Annual	N/A		07/25/29	USD	8,590	593,596	169	593,427
3-Month LIBOR, 1.91%	Quarterly	2.73%	Semi-Annual	N/A		08/02/29	USD	4,473	367,765	87	367,678
2.01%	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		09/06/29	USD	2,958	(44,438)	59	(44,497)
2.02	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		09/09/29	USD	2,958	(45,744)	59	(45,803)
1.76	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		09/27/29	USD	2,536	21,385	51	21,334
1.79	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		09/30/29	USD	1,560	8,802	31	8,771
1.78	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		10/02/29	USD	3,104	36,647	62	36,585
2.34	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		10/25/29	USD	10,653	(428,284)	216	(428,500)
3-Month LIBOR, 1.91%	Quarterly	1.75	Semi-Annual	N/A		11/08/29	USD	2,360	(33,840)	48	(33,888)
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.11	Semi-Annual	03/18/20	(a)	03/18/30	JPY	15,332	(529)	3	(532)
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.11	Semi-Annual	03/18/20	(a)	03/18/30	JPY	24,840	(790)	5	(795)
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.11	Semi-Annual	03/18/20	(a)	03/18/30	JPY	15,334	(473)	3	(476)
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.12	Semi-Annual	03/18/20	(a)	03/18/30	JPY	21,160	(537)	4	(541)
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.12	Semi-Annual	03/18/20	(a)	03/18/30	JPY	15,334	(389)	3	(392)
3-Month STIBOR, 0.15%	Quarterly	0.53	Annual	03/18/20	(a)	03/18/30	SEK	2,745	(5,124)	23	(5,147)
3-Month STIBOR, 0.15%	Quarterly	0.57	Annual	03/18/20	(a)	03/18/30	SEK	1,355	(1,940)	62	(2,002)
3-Month LIBOR, 1.91%	Quarterly	2.92	Semi-Annual	N/A		05/15/44	USD	3,150	509,373	77	509,296
2.62	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		05/11/47	USD	1,724	(191,427)	—	(191,427)
6-Month JPY LIBOR, -0.02%	Semi-Annual	0.85	Semi-Annual	N/A		04/24/48	JPY	140,000	150,124	41	150,083
3-Month LIBOR, 1.91%	Quarterly	3.12	Semi-Annual	N/A		04/27/48	USD	870	195,902	21	195,881
3-Month LIBOR, 1.91%	Quarterly	3.18	Semi-Annual	N/A		05/18/48	USD	770	182,652	19	182,633
3-Month LIBOR, 1.91%	Quarterly	3.01	Semi-Annual	N/A		07/13/48	USD	3,035	635,968	81	635,887
3-Month LIBOR, 1.91%	Quarterly	3.27	Semi-Annual	N/A		11/20/48	USD	575	150,433	15	150,418
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.83	Semi-Annual	N/A		12/10/48	JPY	55,000	54,625	16	54,609
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.66	Semi-Annual	N/A		01/08/49	JPY	50,000	29,827	15	29,812
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.27	Semi-Annual	N/A		09/19/49	JPY	265,000	(121,365)	80	(121,445)
1.07%	Semi-Annual	6-Month GBP LIBOR, 0.87%	Semi-Annual	N/A		11/07/49	GBP	130	1,932	6	1,926

									$2,542,058	$66,003	$2,476,055

(a)	Forward Swap.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
UK Retail Price Index All Items Monthly	Quarterly	3.41%	Semi-Annual	12/15/24	GBP	270	$(1,432)	$13	$(1,445)
UK Retail Price Index All Items Monthly	Quarterly	3.42	Semi-Annual	12/15/24	GBP	545	(3,450)	27	(3,477)
UK Retail Price Index All Items Monthly	Quarterly	3.45	Semi-Annual	12/15/24	GBP	545	(4,489)	26	(4,515)
UK Retail Price Index All Items Monthly	Quarterly	3.51	Semi-Annual	12/15/24	GBP	550	(6,854)	26	(6,880)

CONSOLIDATED SCHEDULE OF INVESTMENTS	33

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Inflation Swaps (continued)

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
Change in Return of the Consumer Price Index for all Urban Consumers	Quarterly	1.89%	Semi-Annual	12/10/29	USD	505	$5,105	$21	$5,084
Change in Return of the Consumer Price Index for all Urban Consumers	Quarterly	1.92	Semi-Annual	12/12/29	USD	505	3,765	21	3,744
3.50%	Quarterly	UK Retail Price Index All Items Monthly	Semi-Annual	12/15/29	GBP	545	5,424	29	5,395
3.51	Quarterly	UK Retail Price Index All Items Monthly	Semi-Annual	12/15/29	GBP	270	3,138	14	3,124
3.53%	Quarterly	UK Retail Price Index All Items Monthly	Semi-Annual	12/15/29	GBP	545	8,160	29	8,131
3.58	Quarterly	UK Retail Price Index All Items Monthly	Semi-Annual	12/15/29	GBP	550	12,853	30	12,823

							$22,220	$236	$21,984

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Federal Republic of Brazil	1.00%	Quarterly	Barclays Bank PLC	12/20/23	USD	169	$(1,702)	$5,966	$(7,668)
Hess Corp.	1.00	Quarterly	BNP Paribas S.A.	06/20/24	USD	150	(2,531)	(932)	(1,599)
Akzo Nobel NV	1.00	Quarterly	Barclays Bank PLC	12/20/24	EUR	625	(25,902)	(20,658)	(5,244)
Anglo American PLC	5.00	Quarterly	Citibank N.A.	12/20/24	EUR	300	(69,201)	(64,124)	(5,077)
Barclays PLC	1.00	Quarterly	Bank of America N.A.	12/20/24	EUR	250	(5,933)	(1,621)	(4,312)
CNH Industrial Finance Europe SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	EUR	175	(40,306)	(38,859)	(1,447)
Federal Republic of Brazil	1.00	Quarterly	Citibank N.A.	12/20/24	USD	176	(138)	2,913	(3,051)
Federal Republic of Brazil	1.00	Quarterly	Citibank N.A.	12/20/24	USD	4,945	(3,867)	81,841	(85,708)
Federal Republic of Brazil	1.00	Quarterly	Goldman Sachs International	12/20/24	USD	518	(406)	9,369	(9,775)
Federal Republic of Brazil	1.00	Quarterly	Goldman Sachs International	12/20/24	USD	3,195	(2,499)	57,739	(60,238)
Heidelbergcement AG	5.00	Quarterly	Bank of America N.A.	12/20/24	EUR	150	(35,998)	(35,008)	(990)
International Paper Co.	1.00	Quarterly	Goldman Sachs International	12/20/24	USD	150	(4,410)	(3,251)	(1,159)
LafargeHolcim Ltd.	1.00	Quarterly	Credit Suisse International	12/20/24	EUR	475	(9,947)	(9,219)	(728)
Lanxess AG	1.00	Quarterly	Goldman Sachs International	12/20/24	EUR	375	(11,784)	(8,206)	(3,578)
Lanxess AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	EUR	100	(3,142)	(2,173)	(969)
Republic of Chile	1.00	Quarterly	Citibank N.A.	12/20/24	USD	543	(15,211)	(13,138)	(2,073)
Republic of Chile	1.00	Quarterly	Citibank N.A.	12/20/24	USD	298	(8,348)	(6,642)	(1,706)
Republic of Chile	1.00	Quarterly	Citibank N.A.	12/20/24	USD	300	(8,403)	(6,542)	(1,861)
Republic of Chile	1.00	Quarterly	Citibank N.A.	12/20/24	USD	590	(16,527)	(13,810)	(2,717)
Republic of Chile	1.00	Quarterly	Citibank N.A.	12/20/24	USD	300	(8,403)	(7,203)	(1,200)
Republic of Chile	1.00	Quarterly	Citibank N.A.	12/20/24	USD	298	(8,339)	(7,220)	(1,119)
Republic of Chile	1.00	Quarterly	Citibank N.A.	12/20/24	USD	595	(16,678)	(14,440)	(2,238)
Republic of Chile	1.00	Quarterly	Citibank N.A.	12/20/24	USD	298	(8,347)	(7,368)	(979)
Republic of Chile	1.00	Quarterly	Citibank N.A.	12/20/24	USD	300	(8,404)	(7,128)	(1,276)
Republic of Chile	1.00	Quarterly	Citibank N.A.	12/20/24	USD	403	(11,287)	(8,997)	(2,290)
Republic of Colombia	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/24	USD	3,110	(41,484)	(11,790)	(29,694)
Republic of Colombia	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/24	USD	170	(2,267)	(644)	(1,623)
Republic of Colombia	1.00	Quarterly	Citibank N.A.	12/20/24	USD	299	(3,989)	(1,082)	(2,907)
Republic of Colombia	1.00	Quarterly	Citibank N.A.	12/20/24	USD	5,658	(75,472)	(20,466)	(55,006)
Republic of Philippines	1.00	Quarterly	Citibank N.A.	12/20/24	USD	2,532	(81,010)	(63,660)	(17,350)
Republic of Turkey	1.00	Quarterly	Goldman Sachs International	12/20/24	USD	1,439	115,063	178,128	(63,065)
Republic of South Aftrica	1.00	Quarterly	Goldman Sachs International	12/20/24	USD	3,049	87,297	117,299	(30,002)
Solvay SA	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/24	EUR	100	(3,271)	(2,247)	(1,024)
State of Qatar	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	508	(15,637)	(12,566)	(3,071)
United Mexican States	1.00	Quarterly	Citibank N.A.	12/20/24	USD	2,450	(25,949)	14,798	(40,747)
United Mexican States	1.00	Quarterly	Citibank N.A.	12/20/24	USD	4,187	(44,347)	31,495	(75,842)
United Mexican States	1.00	Quarterly	Citibank N.A.	12/20/24	USD	879	(9,309)	6,612	(15,921)
United Mexican States	1.00	Quarterly	Goldman Sachs International	12/20/24	USD	567	(6,007)	(6,672)	665
United Mexican States	1.00	Quarterly	Goldman Sachs International	12/20/24	USD	284	(3,008)	(3,341)	333
United Mexican States	1.00	Quarterly	Goldman Sachs International	12/20/24	USD	340	(3,601)	(3,839)	238
United Mexican States	1.00	Quarterly	Goldman Sachs International	12/20/24	USD	396	(4,195)	(4,096)	(99)
United Mexican States	1.00	Quarterly	BNP Paribas S.A.	12/20/24	USD	314	(3,326)	(3,322)	(4)
United Mexican States	1.00	Quarterly	BNP Paribas S.A.	12/20/24	USD	314	(3,326)	(3,252)	(74)
United Mexican States	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	314	(3,326)	(3,401)	75

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc.

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Barclays Bank PLC	12/20/24	USD	314	$(3,325)	$(3,326)	$1
United Mexican States	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	314	(3,326)	(3,178)	(148)
United Mexican States	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	315	(3,336)	(3,262)	(74)
United Mexican States	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	314	(3,326)	(3,252)	(74)
United Mexican States	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	315	(3,336)	(3,113)	(223)
United Mexican States	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	629	(6,662)	(6,216)	(446)
United Mexican States	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	496	(5,253)	(4,902)	(351)
United Mexican States	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/24	USD	335	(3,548)	(3,311)	(237)
Valeo SA	1.00	Quarterly	Goldman Sachs International	12/20/24	EUR	100	(1,041)	215	(1,256)
Weyerhaeuser Co.	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	225	(7,365)	(6,105)	(1,260)

							$(495,395)	$52,793	$(548,188)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Turkey	1.00%	Quarterly	Goldman Sachs International	12/20/24	NR	USD	360	$(28,766)	$(44,532)	$15,766
Markit CMBX North America, Series 9	3.00	Monthly	Deutsche Bank AG	09/17/58	NR	USD	1,350	(7,089)	(138,204)	131,115

								$(35,855)	$(182,736)	$146,881

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Day BZDIOVER, 0.02%	At Termination	9.48%	At Termination	Citibank N.A.	12/31/99	01/02/20	BRL	2,820	$54,960	$—	$54,960
1-Day BZDIOVER, 0.02%	At Termination	9.50	At Termination	Citibank N.A.	12/31/99	01/02/20	BRL	2,819	55,377	—	55,377
4.45%	At Termination	1-Day BZDIOVER, 0.02%	At Termination	JPMorgan Chase Bank N.A.	12/31/99	01/04/21	BRL	22,340	9,267	—	9,267
4.46	At Termination	1-Day BZDIOVER, 0.02%	At Termination	Citibank N.A.	12/31/99	01/04/21	BRL	14,978	5,779	—	5,779
4.49	At Termination	1-Day BZDIOVER, 0.02%	At Termination	Citibank N.A.	12/31/99	01/04/21	BRL	21,978	6,886	—	6,886
1-Day BZDIOVER, 0.02%	At Termination	5.32	At Termination	JPMorgan Chase Bank N.A.	12/31/99	01/03/22	BRL	17,670	7,048	—	7,048
3-Month KRW CDC, 1.70%	Quarterly	1.22	Quarterly	Bank of America N.A.	03/17/21	03/17/22	KRW	1,106,527	(180)	—	(180)
3-Month KRW CDC, 1.70%	Quarterly	1.24	Quarterly	Bank of America N.A.	03/17/21	03/17/22	KRW	842,747	(30)	—	(30)
3-Month KRW CDC, 1.70%	Quarterly	1.26	Quarterly	Morgan Stanley & Co. International PLC	03/17/21	03/17/22	KRW	2,545,376	360	—	360
3-Month KRW CDC, 1.70%	Quarterly	1.36	Quarterly	Citibank N.A.	03/17/21	03/17/22	KRW	734,827	718	—	718
3-Month KRW CDC, 1.70%	Quarterly	1.42	Quarterly	Citibank N.A.	03/17/21	03/17/22	KRW	734,937	1,105	—	1,105
1-Day BZDIOVER, 0.02%	At Termination	6.35	At Termination	JPMorgan Chase Bank N.A.	12/31/99	01/02/23	BRL	11,984	66,850	—	66,850
1-Day BZDIOVER, 0.02%	At Termination	8.20	At Termination	JPMorgan Chase Bank N.A.	12/31/99	01/02/23	BRL	769	18,706	—	18,706
1-Day BZDIOVER, 0.02%	At Termination	8.26	At Termination	JPMorgan Chase Bank N.A.	12/31/99	01/02/23	BRL	769	18,945	—	18,945
1-Day BZDIOVER, 0.02%	At Termination	8.27	At Termination	JPMorgan Chase Bank N.A.	12/31/99	01/02/23	BRL	7,833	193,806	—	193,806

CONSOLIDATED SCHEDULE OF INVESTMENTS	35

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Day BZDIOVER, 0.02%	At Termination	8.38%	At Termination	JPMorgan Chase Bank N.A.	12/31/99	01/02/23	BRL	579	$15,729	$—	$15,729
1-Day BZDIOVER, 0.02%	At Termination	5.98	At Termination	JPMorgan Chase Bank N.A.	12/31/99	01/02/25	BRL	7,144	(23,676)	—	(23,676)
1-Day BZDIOVER, 0.02%	At Termination	5.99	At Termination	Citibank N.A.	12/31/99	01/02/25	BRL	5,029	(15,702)	—	(15,702)
1-Day BZDIOVER, 0.02%	At Termination	6.03	At Termination	JPMorgan Chase Bank N.A.	12/31/99	01/02/25	BRL	5,030	(13,466)	—	(13,466)
1-Day BZDIOVER, 0.02%	At Termination	6.05	At Termination	Citibank N.A.	12/31/99	01/02/25	BRL	4,933	(11,953)	—	(11,953)
1-Day BZDIOVER, 0.02%	At Termination	6.26	At Termination	Citibank N.A.	12/31/99	01/02/25	BRL	7,591	(181)	—	(181)
1-Day BZDIOVER, 0.02%	At Termination	6.72	At Termination	Morgan Stanley & Co. International PLC	12/31/99	01/02/25	BRL	2,210	14,986	—	14,986
1-Day BZDIOVER, 0.02%	At Termination	8.67	At Termination	Citibank N.A.	12/31/99	01/02/25	BRL	1,995	78,891	—	78,891
3.00%	Quarterly	China Fixing Repo Rates 7-Day, 2.62%	Quarterly	Citibank N.A.	03/18/20	03/18/25	CNY	2,349	(592)	—	(592)
3.00	Quarterly	China Fixing Repo Rates 7-Day, 2.62%	Quarterly	Citibank N.A.	03/18/20	03/18/25	CNY	1,210	(325)	—	(325)
3.01	Quarterly	China Fixing Repo Rates 7-Day, 2.62%	Quarterly	Bank of America N.A.	03/18/20	03/18/25	CNY	2,912	(830)	—	(830)
3.04	Quarterly	China Fixing Repo Rates 7-Day, 2.62%	Quarterly	Citibank N.A.	03/18/20	03/18/25	CNY	2,160	(1,082)	—	(1,082)
3.04	Quarterly	China Fixing Repo Rates 7-Day, 2.62%	Quarterly	Citibank N.A.	03/18/20	03/18/25	CNY	2,160	(1,118)	—	(1,118)
3.06	Quarterly	China Fixing Repo Rates 7-Day, 2.62%	Quarterly	Citibank N.A.	03/18/20	03/18/25	CNY	2,160	(1,369)	—	(1,369)
3-Month KRW CDC, 1.70%	Quarterly	1.27	Quarterly	Bank of America N.A.	03/18/20	03/18/25	KRW	299,835	(707)	—	(707)
3-Month KRW CDC, 1.70%	Quarterly	1.27	Quarterly	Bank of America N.A.	03/18/20	03/18/25	KRW	299,835	(669)	—	(669)
3-Month KRW CDC, 1.70%	Quarterly	1.28	Quarterly	Bank of America N.A.	03/18/20	03/18/25	KRW	299,790	(569)	—	(569)
4.86	Semi-Annual	INR OVERNIGHT MIBOR, 5.26%	Semi-Annual	JPMorgan Chase Bank N.A.	03/18/20	03/18/25	INR	139,505	47,861	—	47,861
6-Month BKIBOR	Semi-Annual	1.39	Semi-Annual	Bank of America N.A.	03/18/20	03/18/25	THB	2,573	531	—	531

									$525,356	$—	$525,356

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$228,262	$(1,815,258)	$12,097,150	$(9,876,871)	$—
OTC Swaps	506,375	(636,318)	745,998	(621,949)	—
Options Written	N/A	N/A	659,787	(145,176)	(365,651)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$13,754	$—	$640,766	$—	$654,520
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,248,522	—	—	1,248,522
Options purchased
Investments at value — unaffiliated(b)	—	—	592,806	777,631	202,425	—	1,572,862
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	108,037	—	—	11,950,812	38,301	12,097,150
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	654,568	—	—	597,805	—	1,252,373

	$—	$762,605	$606,560	$2,026,153	$13,391,808	$38,301	$16,825,427

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$2,419	$—	$821,482	$—	$823,901
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,121,059	—	—	1,121,059
Options written
Options written at value	—	—	69,797	153,305	142,549	—	365,651
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	385,797	—	—	9,474,757	16,317	9,876,871
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,185,818	—	—	72,449	—	1,258,267

	$—	$1,571,615	$72,216	$1,274,364	$10,511,237	$16,317	$13,445,749

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended December 31, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,070,162)	$—	$1,796,524	$—	$726,362
Forward foreign currency exchange contracts	—	—	—	(2,093,484)	—	—	(2,093,484)
Options purchased(a)	—	—	133,051	(1,579,661)	(646,303)	—	(2,092,913)
Options written	—	—	130,417	511,312	196,902	—	838,631
Swaps	—	(1,693,234)	—	—	2,682,117	(30,023)	958,860

	$—	$(1,693,234)	$(806,694)	$(3,161,833)	$4,029,240	$(30,023)	$(1,662,544)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(223,574)	$—	$(1,433,219)	$—	$(1,656,793)
Forward foreign currency exchange contracts	—	—	—	(427,617)	—	—	(427,617)
Options purchased(b)	—	—	333,392	(116,283)	(312,470)	—	(95,361)
Options written	—	—	(41,782)	208,290	587,791	—	754,299
Swaps	—	(787,366)	—	—	1,870,372	21,984	1,104,990

	$—	$(787,366)	$68,036	$(335,610)	$712,474	$21,984	$(320,482)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

CONSOLIDATED SCHEDULE OF INVESTMENTS	37

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$261,371,847
Average notional value of contracts — short	$184,448,519
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$102,729,349
Average amounts sold — in USD	$101,100,345
Options:
Average value of option contracts purchased	$1,269,976
Average value of option contracts written	$551,204
Average notional value of swaption contracts purchased	$33,808,671
Average notional value of swaption contracts written	$226,388,143
Credit default swaps:
Average notional value — buy protection	$66,018,451
Average notional value — sell protection	$8,803,285
Interest rate swaps:
Average notional value — pays fixed rate	$254,012,495
Average notional value — receives fixed rate	$438,572,639
Currency swaps:
Average notional value — receives	$—	(a)
Inflation swaps:
Average notional value — pays fixed rate	$884,996
Average notional value — receives fixed rate	$1,353,728

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$154,824		$53,010
Forward foreign currency exchange contracts	1,248,522		1,121,059
Options	1,572,862	(a)	365,651
Swaps — Centrally cleared	—		37,520
Swaps — OTC(b)	1,252,373		1,258,267

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$4,228,581		$2,835,507
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(726,548)		(160,327)

Total derivative assets and liabilities subject to an MNA	$3,502,033		$2,675,180

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received	Net Amount of Derivative Assets (c)(d)
Australia and New Zealand Bank Group	$62,082	$(49)	$—	$—	$62,033
Bank of America N.A.	407,179	(141,542)	(38,705)	—	226,932
Barclays Bank PLC	147,670	(128,749)	—	—	18,921
BNP Paribas S.A.	35,375	(35,375)	—	—	—
Citibank N.A.	610,229	(610,229)	—	—	—
Credit Suisse International	49,391	(44,728)	—	—	4,663
Deutsche Bank AG	487,510	(193,172)	—	—	294,338
Goldman Sachs International	419,483	(419,483)	—	—	—
HSBC Bank USA N.A.	57,502	(57,502)	—	—	—
JPMorgan Chase Bank N.A.	414,933	(242,554)	—	—	172,379
Morgan Stanley & Co. International PLC	195,461	(184,425)	—	—	11,036
Natwest Markets PLC	263,803	(19,121)	—	—	244,682
Royal Bank of Canada	28,831	(7,757)	—	—	21,074
Standard Chartered Bank	40,631	(1,601)	—	—	39,030
State Street Bank and Trust Co.	187,929	(141,412)	—	—	46,517
Toronto-Dominion Bank	2,843	—	—	—	2,843
UBS AG	91,181	(62,354)	—	—	28,827

	$3,502,033	$(2,290,053)	$(38,705)	$—	$1,173,275

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities (d)(f)
Australia and New Zealand Bank Group	$49	$(49)	$—	$—	$—
Bank of America N.A.	141,542	(141,542)	—	—	—
Barclays Bank PLC	128,749	(128,749)	—	—	—
BNP Paribas S.A.	110,348	(35,375)	—	—	74,973
Citibank N.A.	748,080	(610,229)	—	(137,851)	—
Credit Suisse International	44,728	(44,728)	—	—	—
Deutsche Bank AG	193,172	(193,172)	—	—	—
Goldman Sachs International	441,211	(419,483)	—	—	21,728
HSBC Bank USA N.A.	197,659	(57,502)	—	—	140,157
JPMorgan Chase Bank N.A.	242,554	(242,554)	—	—	—
Morgan Stanley & Co. International PLC	184,425	(184,425)	—	—	—
Natwest Markets PLC	19,121	(19,121)	—	—	—
Royal Bank of Canada	7,757	(7,757)	—	—	—
Standard Chartered Bank	1,601	(1,601)	—	—	—
State Street Bank and Trust Co.	141,412	(141,412)	—	—	—
UBS AG	62,354	(62,354)	—	—	—
Westpac Banking Corp.	10,418	—	—	—	10,418

	$2,675,180	$(2,290,053)	$—	$(137,851)	$247,276

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

CONSOLIDATED SCHEDULE OF INVESTMENTS	39

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Global Bond Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$6,621,445	$517,678	$—	$7,139,123
Asset-Backed Securities	—	10,336,963	—	10,336,963
Corporate Bonds(a)	—	85,071,186	—	85,071,186
Foreign Agency Obligations(a)	—	93,119,148	—	93,119,148
Investment Companies	6,480,820	—	—	6,480,820
Municipal Bonds(a)	—	193,862	—	193,862
Non-Agency Mortgage-Backed Securities(a)	—	6,529,551	—	6,529,551
Preferred Securities(a)	6,323	7,203,977	—	7,210,300
U.S. Government Sponsored Agency Securities	—	73,868,504	—	73,868,504
U.S. Treasury Obligations	—	20,770,648	—	20,770,648
Warrants(a)	—	3,000	—	3,000
Short-Term Securities:
Foreign Agency Obligations(a)	—	1,643,686	—	1,643,686
Money Market Funds	4,456,999	—	—	4,456,999
U.S. Treasury Obligations	—	680,066	—	680,066
Options Purchased
Equity contracts	571,724	—	21,082	592,806
Foreign exchange contracts	—	777631	—	777,631
Interest rate contracts	—	202425	—	202,425
Liabilities:
Investments:
TBA Sale Commitments	—	(11,832,315)	—	(11,832,315)

	$18,137,311	$289,086,010	$21,082	$307,244,403

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$256,230	$—	$256,230
Equity contracts	13,754	—	—	13,754
Forward foreign currency contracts	—	1,248,522	—	1,248,522
Interest rate contracts	640,766	12,548,617	—	13,189,383
Other contracts	—	38,301	—	38,301
Liabilities:
Credit contracts	—	(935,297)	—	(935,297)
Equity contracts	(72,216)	—	—	(72,216)
Forward foreign currency contracts	—	(1,274,364)	—	(1,274,364)
Interest rate contracts	(821,482)	(9,689,755)	—	(10,511,237)
Other contracts	—	(16,317)	—	(16,317)

	$(239,178)	$2,175,937	$—	$1,936,759

(a)	See above Consolidated Schedule of Investments for values in each country or state.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $4,835,815 are categorized as Level 2 within the disclosure hierarchy.

See notes to consolidated financial statements.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities

December 31, 2019

BlackRock Strategic Global Bond Fund, Inc.

ASSETS
Investments at value — unaffiliated (cost — $302,757,552)	$309,386,179
Investments at value — affiliated (cost — $9,519,166)	9,690,539
Cash pledged:
Centrally cleared swaps	1,804,230
Collateral — options written	1,515,000
Futures contracts	1,211,798
Collateral — OTC derivatives	260,000
Foreign currency at value (cost — $12,287,796)	12,379,693
Receivables:
Investments sold	1,369,200
Options written	13,856
Swaps	10,075
TBA sale commitments	11,817,835
Capital shares sold	691,397
Dividends — affiliated	3,759
Dividends — unaffiliated	1,162
Interest — unaffiliated	2,105,275
Variation margin on futures contracts	154,824
Swap premiums paid	506,375
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,248,522
OTC swaps	745,998
Prepaid expenses	62,717

Total assets	354,978,434

LIABILITIES
TBA sale commitments at value (proceeds — $11,817,835)	11,832,315
Bank overdraft	7,867
Options written at value (premiums received — $880,262)	365,651
Reverse repurchase agreements at value	4,835,815
Payables:
Investments purchased	50,070,224
Capital shares redeemed	278,000
Deferred foreign capital gain tax	8,754
Income dividend distributions	154,119
Interest expense	2,558
Investment advisory fees	73,891
Directors’ and Officer’s fees	428
Options written	20,124
Other accrued expenses	526,046
Other affiliates	1,761
Service and distribution fees	19,666
Variation margin on futures contracts	53,010
Variation margin on centrally cleared swaps	37,520
Swap premiums received	636,318
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,121,059
OTC swaps	621,949

Total liabilities	70,667,075

NET ASSETS	$284,311,359

NET ASSETS CONSIST OF
Paid-in capital	$278,020,894
Accumulated earnings	6,290,465

NET ASSETS	$284,311,359

NET ASSET VALUE
Institutional — Based on net assets of $171,313,049 and 27,956,867 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.13

Investor A — Based on net assets of $74,323,193 and 12,136,525 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.12

Investor C — Based on net assets of $4,972,697 and 812,605 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.12

Investor C1 — Based on net assets of $46,958 and 7,678 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.12

Class K — Based on net assets of $33,655,462 and 5,494,673 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.13

See notes to consolidated financial statements.

FINANCIAL STATEMENTS	41

Consolidated Statement of Operations

Year Ended December 31, 2019

BlackRock Strategic Global Bond Fund, Inc.

INVESTMENT INCOME
Interest — unaffiliated	$9,506,402
Dividends — affiliated	285,996
Dividends — unaffiliated	86,123
Foreign taxes withheld	(86,174)

Total investment income	9,792,347

EXPENSES
Investment advisory	1,408,787
Transfer agent — class specific	288,877
Service and distribution — class specific	230,194
Custodian	212,991
Pricing	161,414
Professional	135,375
Registration	102,070
Accounting services	72,988
Printing	66,584
Directors and Officer	4,790
Miscellaneous	37,864

Total expenses excluding interest expense	2,721,934
Interest expense	284,624

Total expenses	3,006,558
Less:
Fees waived and/or reimbursed by the Manager	(847,999)
Transfer agent fees reimbursed — class specific	(164,837)

Total expenses after fees waived and/or reimbursed	1,993,722

Net investment income	7,798,625

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Borrowed bonds	(56,669)
Capital gain distributions from investment companies — affiliated	25
Futures contracts	726,362
Forward foreign currency exchange contracts	(2,093,484)
Foreign currency transactions	(2,716)
Investments — affiliated	(220,897)
Investments — unaffiliated (net of $108,350 foreign capital gain tax)	2,174,615
Options written	838,631
Payment by affiliate	2,523 (a)
Swaps	958,860

2,327,250

Net change in unrealized appreciation (depreciation) on:
Borrowed bonds	(17,843)
Futures contracts	(1,656,793)
Forward foreign currency exchange contracts	(427,617)
Foreign currency translations	84,600
Investments — affiliated	459,572
Investments — unaffiliated (net of $8,754 foreign capital gain tax)	11,812,185
Options written	754,299
Swaps	1,104,990

12,113,393

Net realized and unrealized gain	14,440,643

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,239,268

(a)	Includes a payment by an affiliate of $2,523 to compensate for a trade operating event.

See notes to consolidated financial statements.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	BlackRock Strategic Global Bond Fund, Inc.
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,798,625	$7,855,775
Net realized gain (loss)	2,327,250	(6,010,207)
Net change in unrealized appreciation (depreciation)	12,113,393	(6,069,971)

Net increase (decrease) in net assets resulting from operations	22,239,268	(4,224,403)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(3,786,520)	(3,786,810)
Investor A	(1,362,758)	(1,245,562)
Investor C	(64,909)	(108,422)
Investor C1	(1,034)	(7,639)
Class K	(755,177)	(620,370)
From return of capital:
Institutional	(593,222)	(766,083)
Investor A	(240,784)	(251,981)
Investor C	(18,751)	(21,934)
Investor C1	(255)	(1,545)
Class K	(115,804)	(125,503)

Decrease in net assets resulting from distributions to shareholders	(6,939,214)	(6,935,849)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	6,526,400	39,341,109

NET ASSETS
Total increase in net assets	21,826,454	28,180,857
Beginning of year	262,484,905	234,304,048

End of year	$284,311,359	$262,484,905

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

FINANCIAL STATEMENTS	43

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc.

	Institutional

	Year Ended December 31,
	2019 (a)		2018 (a)	2017 (a)	2016 (a)	2015

Net asset value, beginning of year	$5.81		$6.01	$5.78	$5.65	$6.27

Net investment income(b)	0.17		0.17	0.19	0.16	0.08
Net realized and unrealized gain (loss)	0.30		(0.22)	0.23	0.13	(0.37)

Net increase (decrease) from investment operations	0.47		(0.05)	0.42	0.29	(0.29)

Distributions(c)
From net investment income	(0.13)		(0.12)	(0.19)	(0.16)	(0.31)
From return of capital	(0.02)		(0.03)	—	—	(0.02)

Total distributions	(0.15)		(0.15)	(0.19)	(0.16)	(0.33)

Net asset value, end of year	$6.13		$5.81	$6.01	$5.78	$5.65

Total Return(d)
Based on net asset value	8.20	%(e)	(0.81)%	7.30%	5.06%	(4.69)%

Ratios to Average Net Assets(f)
Total expenses	0.98%		1.08%	1.16%	1.23%	1.18%

Total expenses after fees waived and/or reimbursed	0.63%		0.72%	0.77%	0.83%	0.89%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.53%		0.53%	0.59%	0.67%	0.88%

Net investment income	2.84%		2.88%	3.24%	2.75%	1.26%

Supplemental Data
Net assets, end of year (000)	$171,313		$160,252	$139,220	$77,432	$23,843

Portfolio turnover rate(g)	373%		344%	432%	396%	477%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.02%	—%

(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	257%	269%	327%	334%	401%

See notes to consolidated financial statements.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Investor A

	Year Ended December 31,
	2019 (a)		2018 (a)	2017 (a)	2016 (a)	2015

Net asset value, beginning of year	$5.80		$6.00	$5.77	$5.64	$6.26

Net investment income(b)	0.16		0.16	0.18	0.14	0.06
Net realized and unrealized gain (loss)	0.30		(0.22)	0.22	0.13	(0.37)

Net increase (decrease) from investment operations	0.46		(0.06)	0.40	0.27	(0.31)

Distributions(c)
From net investment income	(0.12)		(0.12)	(0.17)	(0.14)	(0.29)
From return of capital	(0.02)		(0.02)	—	—	(0.02)

Total distributions	(0.14)		(0.14)	(0.17)	(0.14)	(0.31)

Net asset value, end of year	$6.12		$5.80	$6.00	$5.77	$5.64

Total Return(d)
Based on net asset value	7.95	%(e)	(1.07)%	7.04%	4.80%	(4.92)%

Ratios to Average Net Assets(f)
Total expenses	1.30%		1.42%	1.48%	1.52%	1.40%

Total expenses after fees waived and/or reimbursed	0.88%		0.97%	1.04%	1.09%	1.13%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.78%		0.78%	0.84%	0.93%	1.12%

Net investment income	2.60%		2.66%	2.96%	2.40%	1.00%

Supplemental Data
Net assets, end of year (000)	$74,323		$61,723	$64,615	$64,040	$59,339

Portfolio turnover rate(g)	373%		344%	432%	396%	477%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.02%	—%

(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	257%	269%	327%	334%	401%

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Investor C

	Year Ended December 31,
	2019 (a)		2018 (a)	2017 (a)	2016 (a)	2015

Net asset value, beginning of year	$5.80		$6.00	$5.77	$5.64	$6.26

Net investment income(b)	0.11		0.11	0.13	0.10	0.02
Net realized and unrealized gain (loss)	0.30		(0.22)	0.23	0.13	(0.37)

Net increase (decrease) from investment operations	0.41		(0.11)	0.36	0.23	(0.35)

Distributions(c)
From net investment income	(0.07)		(0.07)	(0.13)	(0.10)	(0.25)
From return of capital	(0.02)		(0.02)	—	—	(0.02)

Total distributions	(0.09)		(0.09)	(0.13)	(0.10)	(0.27)

Net asset value, end of year	$6.12		$5.80	$6.00	$5.77	$5.64

Total Return(d)
Based on net asset value	7.14	%(e)	(1.81)%	6.25%	4.02%	(5.65)%

Ratios to Average Net Assets(f)
Total expenses	2.11%		2.19%	2.30%	2.35%	2.23%

Total expenses after fees waived and/or reimbursed	1.64%		1.72%	1.79%	1.84%	1.89%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.53%		1.53%	1.59%	1.68%	1.88%

Net investment income	1.90%		1.94%	2.21%	1.64%	0.25%

Supplemental Data
Net assets, end of year (000)	$4,973		$6,308	$9,625	$13,404	$14,326

Portfolio turnover rate(g)	373%		344%	432%	396%	477%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.02%	—%

(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	257%	269%	327%	334%	401%

See notes to consolidated financial statements.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Investor C1

	Year Ended December 31,
	2019 (a)		2018 (a)	2017 (a)	2016 (a)	2015

Net asset value, beginning of year	$5.80		$6.00	$5.77	$5.64	$6.25

Net investment income(b)	0.24		0.13	0.14	0.10	0.02
Net realized and unrealized gain (loss)	0.18		(0.23)	0.23	0.14	(0.36)

Net increase (decrease) from investment operations	0.42		(0.10)	0.37	0.24	(0.34)

Distributions(c)
From net investment income	(0.08)		(0.08)	(0.14)	(0.11)	(0.25)
From return of capital	(0.02)		(0.02)	—	—	(0.02)

Total distributions	(0.10)		(0.10)	(0.14)	(0.11)	(0.27)

Net asset value, end of year	$6.12		$5.80	$6.00	$5.77	$5.64

Total Return(d)
Based on net asset value	7.36	%(e)	(1.61)%	6.46%	4.23%	(5.37)%

Ratios to Average Net Assets(f)
Total expenses	2.18%		2.01%	2.10%	2.12%	1.95%

Total expenses after fees waived and/or reimbursed	1.43%		1.52%	1.59%	1.64%	1.77%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.34%		1.33%	1.39%	1.48%	1.77%

Net investment income	3.99%		2.19%	2.41%	1.73%	0.36%

Supplemental Data
Net assets, end of year (000)	$47		$91	$690	$2,873	$3,670

Portfolio turnover rate(g)	373%		344%	432%	396%	477%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.02%	—%

(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	257%	269%	327%	334%	401%

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Class K

	Year Ended December 31,					Period from 11/13/15 (b) to 12/31/15
	2019 (a)		2018 (a)	2017 (a)	2016 (a)

Net asset value, beginning of period	$5.81		$6.01	$5.77	$5.65	$5.66

Net investment income(c)	0.17		0.17	0.19	0.16	0.01
Net realized and unrealized gain (loss)	0.31		(0.22)	0.24	0.12	(0.01)

Net increase (decrease) from investment operations	0.48		(0.05)	0.43	0.28	0.00

Distributions(d)
From net investment income	(0.14)		(0.12)	(0.19)	(0.16)	—
From return of capital	(0.02)		(0.03)	—	—	(0.01)

Total distributions	(0.16)		(0.15)	(0.19)	(0.16)	(0.01)

Net asset value, end of period	$6.13		$5.81	$6.01	$5.77	$5.65

Total Return(e)
Based on net asset value	8.26	%(f)	(0.76)%	7.54%	4.93%	0.06	%(g)

Ratios to Average Net Assets(h)
Total expenses	0.89%		1.01%	1.05%	1.02%	1.44	%(i)

Total expenses after fees waived and/or reimbursed	0.58%		0.67%	0.73%	0.71%	0.65	%(i)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.48%		0.48%	0.54%	0.55%	0.65	%(i)

Net investment income	2.88%		2.93%	3.27%	2.83%	1.92	%(i)

Supplemental Data
Net assets, end of period (000)	$33,655		$34,111	$20,154	$15,372	$100

Portfolio turnover rate(j)	373%		344%	432%	396%	477	%(k)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,				Period from 11/13/15 (b) to 12/31/15
	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.02%	—%

(i)	Annualized.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,				Period from 11/13/15 (b) to 12/31/15
	2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	257%	269%	327%	334%	401%

(k)	Portfolio turnover is representative of the Fund for the entire year.

See notes to consolidated financial statements.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock Strategic Global Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A, Investor C and Investor C1 Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C and Investor C1 shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years
Investor C1 Shares	No	No	(c)	To Investor A Shares after approximately 10 years	(d)

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.
(c)

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

(d)	Effective on or about the close of business on February 24, 2020, all issued and outstanding Investor C1 Shares will be converted into Investor A Shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of Strategic Global Bond Fund (Cayman) (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $0, which is 0% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. During the year ended December 31, 2019, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, are recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps, and structured options) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.”

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	49

Notes to Consolidated Financial Statements  (continued)

Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Directors of the Fund (the “Board”) effective January 1, 2019, the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Consolidated Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended December 31, 2019. The adjusted cost basis of securities at December 31, 2018 is $278,688,179. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	51

Notes to Consolidated Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and the fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Forward Commitments, When-Issued and Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	53

Notes to Consolidated Financial Statements  (continued)

value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Consolidated Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund was $11,522,609 and 2.35%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
BNP Paribas S.A	$3,901,140	$(3,901,140)	$—	$—
J.P. Morgan Securities LLC	934,675	(934,675)	—	—

	$4,835,815	$(4,835,815)	$—	$—

(a)

Collateral with a value of $5,203,153 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	55

Notes to Consolidated Financial Statements  (continued)

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.50%
$1 Billion — $3 Billion	0.47
$3 Billion — $5 Billion	0.45
$5 Billion — $10 Billion	0.44
Greater than $10 Billion	0.43

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of the Fund for which BIL and BRS, respectively, acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Investor C1
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75	0.55

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	57

Notes to Consolidated Financial Statements  (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended December 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Investor C1	Total
$175,066	$54,535	$593	$230,194

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2019, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations. For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$1,431	$2,019	$75	$1	$104	$3,630

For the year ended December 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$160,795	$113,619	$12,021	$378	$2,064	$288,877

Other Fees: For the year ended December 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $4,019.

For the year ended December 31, 2019, affiliates received CDSCs as follows:

Investor A	Investor C	Total
$635	$16	$651

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2019, the amounts waived were $4,656.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2019, the Manager waived $17,992 in investment advisory fees pursuant to this arrangement.

For the year ended December 31, 2019, the Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations. The reimbursements were $3,552.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets is as follows:

Institutional	Investor A	Investor C	Investor C1	Class K
0.53%	0.78%	1.53%	1.33%	0.48%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, the Manager waived and/or reimbursed $825,351, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

These amounts waived and/or reimbursed are shown as transfer agent fees waived — class specific, in the Consolidated Statement of Operations. For the year ended December 31, 2019, the class specific expense waivers and/or reimbursements are as follows:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$74,533	$78,607	$9,293	$341	$2,063	$164,837

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

Other Transactions: During the year ended December 31, 2019, the Fund received a reimbursement of $2,523 from an affiliate, which is included in payment by affiliate in the Consolidated Statement of Operations, related to an operating event.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$107,139	$392,559	$5,434

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$1,042,016,335	$979,732,050
U.S. Government Securities	18,603,647	64,371,707

	$1,060,619,982	$1,044,103,757

For the year ended December 31, 2019, purchases and sales related to mortgage dollar rolls were $324,367,012 and $324,434,645 respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$5,970,398	$5,768,803
Return of capital	968,816	1,167,046

	$6,939,214	$6,935,849

As of period end, the tax components of accumulated earnings were as follows:

Net unrealized gains(a)	$7,868,584
Qualified late-year losses(b)	(1,578,119)

$6,290,465

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts, the accounting for swap agreements, and the classification of investments.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	59

Notes to Consolidated Financial Statements  (continued)

During the year ended December 31, 2019, the Fund utilized $3,434,294 of its capital loss carryforward.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$312,778,501

Gross unrealized appreciation	$24,933,650
Gross unrealized depreciation	(15,491,951)

Net unrealized appreciation	$9,441,699

9.	BANK BORROWINGS

The Fund along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Institutional
Shares sold	15,196,029	$90,933,319	24,123,720	$143,580,163
Shares issued in reinvestment of distributions	637,399	3,850,016	661,602	3,899,445
Shares redeemed	(15,461,269)	(93,284,782)	(20,377,225)	(118,890,750)

Net increase	372,159	$1,498,553	4,408,097	$28,588,858

Investor A
Shares sold and automatic conversion of shares	3,556,882	$21,308,519	4,210,010	$24,754,491
Shares issued in reinvestment of distributions	240,143	1,450,479	223,230	1,317,288
Shares redeemed	(2,294,692)	(13,804,639)	(4,561,049)	(26,751,730)

Net increase (decrease)	1,502,333	$8,954,359	(127,809)	$(679,951)

Investor C
Shares sold	61,586	$373,079	161,665	$968,107
Shares issued in reinvestment of distributions	11,763	70,877	19,347	114,474
Shares redeemed and automatic conversion of shares	(348,174)	(2,082,579)	(697,489)	(4,107,729)

Net decrease	(274,825)	$(1,638,623)	(516,477)	$(3,025,148)

Investor C1
Shares sold	2,470	$14,887	4,705	$27,637
Shares issued in reinvestment of distributions	223	1,336	1,535	9,113
Shares redeemed and automatic conversion of shares	(10,775)	(65,900)	(105,521)	(612,222)

Net decrease	(8,082)	$(49,677)	(99,281)	$(575,472)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	61

Notes to Consolidated Financial Statements  (continued)

	Year Ended 12/31/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount

Class K
Shares sold	363,733	$2,211,463	3,004,782	$17,850,446
Shares issued in reinvestment of distributions	43,709	263,572	38,968	227,658
Shares redeemed	(787,830)	(4,713,247)	(524,406)	(3,045,282)

Net increase (decrease)	(380,388)	$(2,238,212)	2,519,344	$15,032,822

Total Net Increase	1,211,197	$6,526,400	6,183,874	$39,341,109

As of December 31, 2019, BlackRock HoldCo 2, Inc., an affiliate of the Fund owned 17,668 Class K Shares.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Strategic Global Bond Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Strategic Global Bond Fund, Inc. (the “Fund”), including the consolidated schedule of investments, as of December 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (consolidated financial highlights for each of the four years in the period then ended), and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (Unaudited)

During the fiscal year ended December 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Months Paid	Percentage
Qualified Dividend Income for Individuals(a)	January — December 2019	5.28%
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	January — December 2019	0.92
Interest-Related Dividends for Non-US Residents(b)	January — December 2019	40.47
Federal Obligation Interest(c)	January — December 2019	5.48

(a)	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(c)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	63

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Directors (the “Board”) of BlackRock Strategic Global Bond Fund, Inc., on behalf of BlackRock Strategic Global Bond Fund, Inc., met on November 14-15, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Director (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	87 RICs consisting of 111 Portfolios	None
Henry Gabbay 1947	Director (Since 2007)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	86 RICs consisting of 110 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	65

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Director (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Director (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch (d) 1961	Director (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Directors (e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (d) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Directors became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 4, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Fund.

Effective September 5, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Fund.

Effective February 19, 2020, Henry Gabbay resigned as a Director of the Fund.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock International Limited

Edinburgh EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	67

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	69

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNH	Chinese Yuan Renminbi

CNY	Chinese Renminbi

COP	Colombian Peso

CZK	Czech Koruna

DKK	Danish Krone

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NGN	Nigerian Naira

NOK	Norwegian Krone

NZD	New Zealand Dollar

PEN	Peruvian Sol

PHP	Philippine Peso

PLN	Polish Zloty

RUB	Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

TRY	Turkish Lira

TWD	Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipt

AMT	Alternative Minimum Tax (subject to)

CLO	Collateralized Loan Obligation

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MXIBOR	Mexican Interbank Offered Rate

OTC	Over-the-Counter

RB	Revenue Bonds

S&P	Standard & Poor’s

STIBOR	Stockholm Interbank Offered Rate

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SGB-12/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Global Bond Fund, Inc.	$71,910	$58,650	$0	$0	$18,100	$19,300	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Global Bond Fund, Inc.	$18,100	$19,300

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –     The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Strategic Global Bond Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: March 6, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: March 6, 2020